OMB APPROVAL
OMB Number: 3235-0570 Expires: September 30, 2007 Estimated average burden hours per response: 19.4

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08413

[Evergreen Equity Trust]

_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116

_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116

____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for six of its series, Evergreen Equity Income Fund, Evergreen Fundamental Large Cap Fund, Evergreen Small Cap Value Fund, Evergreen Large Cap Value Fund, Evergreen Special Values Fund and Evergreen Disciplined Value Fund, for the year ended July 31, 2005. These six series have a July 31 fiscal year end.

Date of reporting period: July 31, 2005

Item 1 - Reports to Stockholders.

Evergreen Equity Income Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
27	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2005, Evergreen Investment Management Company, LLC.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2005

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Equity Income Fund, which covers the twelve-month period ended July 31, 2005.

Over the past twelve months, the U.S. equity markets had to contend, once again, with a variety of challenges. Moderating economic growth, tighter monetary policy, rising oil prices, slower profit growth, the Presidential election, and terrorism all combined at various times throughout the year to increase market volatility. Throughout this turbulent market action, our equity portfolio teams focused on their investment disciplines and the long-term fundamentals, rather than short-term volatility, when making their portfolio decisions. We continue to believe that this strict adherence to the fundamentals, particularly relative to earnings and interest rates, will enable our clients to best achieve their long-term investment goals.

Throughout the investment period, the U.S. economy frequently sent mixed signals to the financial markets. The bottom line was that economic growth was still good; it was just no longer great. We believed that the breadth of output, including more moderate levels of personal consumption and capital investment, would lend credibility to the sustainability of the expansion. Yet as the period progressed, Gross Domestic Product (GDP) growth had clearly moderated and the economy generated a variety of conflicting reports. For example, it was not uncommon for a given month to generate a larger than expected rise in retail sales, while at the same time experiencing a drop in consumer confidence. Though the markets were often rattled by these incongruities, we believed that this was characteristic of the transition from recovery to expansion within the economic cycle. Indeed, the rate of growth in GDP had moderated

1

LETTER TO SHAREHOLDERS continued

from approximately 5% on a year-over-year basis at the start of the period to less than 4% at the investment period’s conclusion.

Despite this moderation in output, the Federal Reserve maintained its strategy of gradually higher interest rates. Since monetary policy had been stimulative for most of the prior three years, central bankers were determined in their efforts to prevent inflation, raising their target for the federal funds rate by twenty-five basis points at every policy meeting over the past year. Yet long-term interest rates continued to decline and the extent of the yield curve’s flattening had monetary officials referring to the phenomenon as a “conundrum.” Though lower market interest rates improved equity valuations, Wall Street’s confusion over the yield curve’s message often pressured stocks. Many believed that the flattening yield curve presaged an economic downturn, while others believed it simply portrayed the market’s comfort with the Fed’s hold on the threat of long-term inflation. Given our forecast for more moderate levels of growth in consumption and investment supporting the expansion, we took the more favorable view of the yield curve’s message. Higher oil prices would likely serve to dampen output, in our opinion, and we believed the absence of threatening wage growth would enable the Federal Reserve to continue its less stimulative, rather than more restrictive, path for monetary policy.

Similar to the transition in economic growth, our equity analysts prepared for a transition to more moderate, though still solid, levels of growth in corporate profits. Indeed, after having climbed by approximately 20% in 2004, our equity portfolio managers positioned their portfolios for corporate earnings to rise in the range of 8%-10% during 2005. Earnings were better than forecasted, though, due to the improved operating leverage on corporate income statements, driven by the major cost cutting programs at many companies and the dramatic refinancing of corporate debt over the past few years. The anticipated deceleration in profit growth further renewed the desire for income, enabling the value style of investing to outperform growth. Yet the strong cash flows in many growth industries combined with new fiscal incentives to increase payouts to generate

2

LETTER TO SHAREHOLDERS continued

improved returns within the growth style towards the end of the investment period. Small and mid-cap stocks outperformed large caps during the investment period, but we look for many bigger corporations to gather strength in the coming quarters, as the market has historically rewarded those companies with market share, scale, brand identity, cash, and international presence as the economic cycle matures.

We continue to look for market growth to approach profit growth, with total returns being enhanced by the improving trend for dividends. As always, we continue to recommend a fully diversified, long-term approach for equity investors.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a detailed Q & A interview with the portfolio managers for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our Web site.

Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing SEC actions involving the Evergreen Funds.

3

FUND AT A GLANCE

as of July 31, 2005

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Sujatha R. Avutu, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2005.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 8/31/1978

	Class A	Class B	Class C	Class I	Class R
Class inception date	1/3/1995	1/3/1995	1/3/1995	8/31/1978	10/10/2003

Nasdaq symbol	ETRAX	ETRBX	ETRCX	EVTRX	ETRRX

Average annual return*

1-year with sales charge	11.06%	11.97%	16.02%	N/A	N/A

1-year w/o sales charge	17.85%	16.97%	17.02%	18.19%	17.46%

5-year	4.94%	5.08%	5.41%	6.47%	6.25%

10-year	7.96%	7.81%	7.81%	8.89%	8.78%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Historical performance shown for Classes A, B, C and R prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and R have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and R would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Equity Income Fund Class A shares, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value), the Russell Midcap Value Index (Russell Midcap Value) and the Consumer Price Index (CPI).

The Russell 1000 Value and the Russell Midcap Value are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 17.85% for the twelve-month period ended July 31, 2005, excluding any applicable sales charges. During the same period, the Russell 1000 Value Index (Russell 1000 Value) returned 19.03% and the Russell Midcap Value Index (Russell Midcap Value) returned 31.15% .

The fund seeks current income and capital growth in the value of its shares.

The fiscal year began in August 2004 with mixed signals about the course of the economy and the strength of its recovery. We believed that while the economic recovery would continue, short-term interest rates would continue to rise, at least for the remainder of 2004. We also anticipated that oil prices would retreat from their high levels, and that consumer spending would become more moderate in the face of rising consumer debt loads and high energy costs. We thought that the principal driving force in the continued rebound in the economy would shift from the consumer sector to industrial cyclicals. As a consequence, we overweighted information technology stocks and maintained a materials allocation consistent with the Russell 1000 Value Index. We also emphasized consumer staples and health care stocks, two defensive groups. Because of our concerns about the sustainability of high energy prices, we underweighted the energy sector, while also de-emphasizing consumer discretionary, financial services and telecommunications services companies. Entering 2005, we continued to emphasize information technology stocks, while adding to our materials industries holdings to take advantage of attractive valuations. We also maintained overweights in consumer staples and health care, while continuing to underweight consumer discretionary, financials, energy and telecommunications services.

Overall, the fund’s performance slightly trailed that of the Russell 1000 Value Index, a reflection of the large-cap value universe and our primary benchmark, and it fell short of the Russell Midcap Value Index. The fund outperformed the median return of its competitive Lipper Equity Income Fund category.

Despite the underweighting of telecommunications services, stock selection in that sector helped performance significantly. Leading telecom contributors included Western Wireless Corp., Global Signal Inc., which owns towers used by wireless service provider, and Sprint. In the information technology sector, our focus on software companies such as Oracle helped performance. Texas Instruments was another successful tech investment. Stock selection was less successful in the financials sector. New Century Financial Corp., a mortgage-related REIT, fell with its entire group. Mortgage institution Fannie Mae also declined amid increased regulatory pressures. Even though health care stocks were attractively priced, several holdings underperformed, notably Merck, which fell as it recalled from the market its pain medication Vioxx. The underweight position in energy stocks did not help performance, as valuations in that sector soared as oil and natural gas prices rose.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005. Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective is nonfundamental and may be changed without the vote of the fund’s shareholders. Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2005, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005 to July 31, 2005.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	2/1/2005	7/31/2005	Period*

Actual
Class A	$ 1,000.00	$ 1,055.48	$ 6.12
Class B	$ 1,000.00	$ 1,051.51	$ 9.61
Class C	$ 1,000.00	$ 1,051.80	$ 9.67
Class I	$ 1,000.00	$ 1,057.03	$ 4.59
Class R	$ 1,000.00	$ 1,053.65	$ 7.54
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,018.84	$ 6.01
Class B	$ 1,000.00	$ 1,015.42	$ 9.44
Class C	$ 1,000.00	$ 1,015.37	$ 9.49
Class I	$ 1,000.00	$ 1,020.33	$ 4.51
Class R	$ 1,000.00	$ 1,017.46	$ 7.40

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.20% for Class A, 1.89% for Class B, 1.90% for Class C, 0.90% for Class I and 1.48% for Class R), multiplied by the average account value over the period, multiplied by 181 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2005	2004	2003	2002	2001

Net asset value, beginning of period	$ 21.43	$ 19.57	$17.81	$ 22.14	$ 20.86

Income from investment operations
Net investment income (loss)	0.35	0.36	0.46	0.51	0.81[1]
Net realized and unrealized gains or losses on investments	3.40	1.89	1.70	(4.22)	1.26
Total from investment operations	3.75	2.25	2.16	(3.71)	2.07

Distributions to shareholders from
Net investment income	(0.33)	(0.39)	(0.40)	(0.56)	(0.78)
Net realized gains	(0.77)	0	0	(0.06)	(0.01)
Total distributions to shareholders	(1.10)	(0.39)	(0.40)	(0.62)	(0.79)

Net asset value, end of period	$ 24.08	$ 21.43	$19.57	$ 17.81	$ 22.14

Total return[2]	17.85%	11.48%	12.39%	(16.97%)	10.14%

Ratios and supplemental data
Net assets, end of period (thousands)	$494,637	$485,701	$378,882	$62,543	$76,780
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.19%	1.34%	1.40%	1.33%	1.34%
Expenses excluding waivers/reimbursements and expense reductions	1.23%	1.36%	1.41%	1.33%	1.35%
Net investment income (loss)	1.56%	1.62%	2.03%	2.55%	3.66%
Portfolio turnover rate	114%	137%	112%	106%	60%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2005	2004	2003	2002	2001

Net asset value, beginning of period	$ 21.26	$ 19.40	$17.66	$ 21.95	$ 20.68

Income from investment operations
Net investment income (loss)	0.20[1]	0.20[1]	0.31	0.36	0.64[1]
Net realized and unrealized gains or losses on investments	3.35	1.88	1.70	(4.18)	1.25

Total from investment operations	3.55	2.08	2.01	(3.82)	1.89

Distributions to shareholders from
Net investment income	(0.16)	(0.22)	(0.27)	(0.41)	(0.61)
Net realized gains	(0.77)	0	0	(0.06)	(0.01)

Total distributions to shareholders	(0.93)	(0.22)	(0.27)	(0.47)	(0.62)

Net asset value, end of period	$ 23.88	$ 21.26	$19.40	$ 17.66	$ 21.95

Total return[2]	16.97%	10.71%	11.57%	(17.60%)	9.31%

Ratios and supplemental data
Net assets, end of period (thousands)	$85,366	$121,797	$158,010	$114,726	$161,726
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.89%	2.05%	2.11%	2.08%	2.10%
Expenses excluding waivers/reimbursements and expense reductions	1.93%	2.07%	2.11%	2.08%	2.11%
Net investment income (loss)	0.89%	0.92%	1.60%	1.84%	2.93%
Portfolio turnover rate	114%	137%	112%	106%	60%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2005	2004	2003	2002	2001

Net asset value, beginning of period	$ 21.23	$ 19.39	$17.65	$ 21.95	$ 20.68

Income from investment operations
Net investment income (loss)	0.20[1]	0.20[1]	0.30	0.37	0.62[1]
Net realized and unrealized gains or losses on investments	3.35	1.87	1.71	(4.20)	1.27

Total from investment operations	3.55	2.07	2.01	(3.83)	1.89

Distributions to shareholders from
Net investment income	(0.16)	(0.23)	(0.27)	(0.41)	(0.61)
Net realized gains	(0.77)	0	0	(0.06)	(0.01)

Total distributions to shareholders	(0.93)	(0.23)	(0.27)	(0.47)	(0.62)

Net asset value, end of period	$ 23.85	$ 21.23	$19.39	$ 17.65	$ 21.95

Total return[2]	17.02%	10.70%	11.58%	(17.65%)	9.31%

Ratios and supplemental data
Net assets, end of period (thousands)	$37,607	$42,447	$25,780	$17,681	$16,871
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.89%	2.04%	2.11%	2.08%	2.09%
Expenses excluding waivers/reimbursements and expense reductions	1.93%	2.06%	2.11%	2.08%	2.10%
Net investment income (loss)	0.87%	0.92%	1.62%	1.75%	2.87%
Portfolio turnover rate	114%	137%	112%	106%	60%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I1	2005	2004	2003	2002	2001

Net asset value, beginning of period	$21.43	$19.57	$17.81	$22.15	$20.87

Income from investment operations
Net investment income (loss)	0.43	0.42	0.47	0.58	0.87[2]
Net realized and unrealized gains or losses on investments	3.39	1.89	1.73	(4.24)	1.26

Total from investment operations	3.82	2.31	2.20	(3.66)	2.13

Distributions to shareholders from
Net investment income	(0.40)	(0.45)	(0.44)	(0.62)	(0.84)
Net realized gains	(0.77)	0	0	(0.06)	(0.01)

Total distributions to shareholders	(1.17)	(0.45)	(0.44)	(0.68)	(0.85)

Net asset value, end of period	$24.08	$21.43	$19.57	$17.81	$22.15

Total return	18.19%	11.81%	12.69%	(16.80%)	10.43%

Ratios and supplemental data
Net assets, end of period (millions)	$ 640	$ 631	$ 575	$ 534	$ 718
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.89%	1.05%	1.11%	1.08%	1.09%
Expenses excluding waivers/reimbursements and expense reductions	0.93%	1.07%	1.11%	1.08%	1.10%
Net investment income (loss)	1.87%	1.92%	2.65%	2.84%	3.93%
Portfolio turnover rate	114%	137%	112%	106%	60%

1 Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS R	2005	2004[1]

Net asset value, beginning of period	$21.42	$20.33

Income from investment operations
Net investment income (loss)	0.24	0.25
Net realized and unrealized gains or losses on investments	3.44	1.08
Total from investment operations	3.68	1.33

Distributions to shareholders from
Net investment income	(0.23)	(0.24)
Net realized gains	(0.77)	0
Total distributions to shareholders	(1.00)	(0.24)

Net asset value, end of period	$24.10	$21.42

Total return	17.46%	6.50%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 88	$ 1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.47%	1.47%[2]
Expenses excluding waivers/reimbursements and expense reductions	1.51%	1.49%[2]
Net investment income (loss)	0.88%	1.41%[2]
Portfolio turnover rate	114%	137%

1 For the period from October 10, 2003 (commencement of class operations), to July 31, 2004.

2 Annualized

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS

July 31, 2005

	Shares	Value

COMMON STOCKS 94.5%
CONSUMER DISCRETIONARY 8.4%
Hotels, Restaurants & Leisure 0.2%
Triarc Companies, Inc., Class A (p)	152,389	$2,633,282

Media 3.3%
Lamar Advertising Co., Class A *	203,161	8,941,116
News Corp., Class B (p)	750,700	13,017,138
Omnicom Group, Inc.	155,300	13,180,311
Walt Disney Co.	244,900	6,279,236

		41,417,801

Multi-line Retail 2.8%
J.C. Penney Co., Inc.	300,826	16,888,372
Target Corp.	317,583	18,658,001

		35,546,373

Specialty Retail 2.1%
Gap, Inc.	466,168	9,840,807
Lowe’s Companies, Inc.	163,193	10,806,640
Zale Corp. *	156,600	5,324,400

		25,971,847

CONSUMER STAPLES 9.1%
Beverages 2.0%
Coca-Cola Co.	250,500	10,961,880
Diageo plc *	1,086,158	14,981,641

		25,943,521

Food & Staples Retailing 1.9%
BJ’s Wholesale Club, Inc. *	200,470	6,392,988
Wal-Mart Stores, Inc.	353,500	17,445,225

		23,838,213

Household Products 2.2%
Colgate-Palmolive Co.	228,000	12,070,320
Procter & Gamble Co.	280,300	15,593,089

		27,663,409

Tobacco 3.0%
Altria Group, Inc.	556,985	37,295,716

ENERGY 10.8%
Energy Equipment & Services 0.8%
Schlumberger, Ltd.	122,800	10,283,272

Oil, Gas & Consumable Fuels 10.0%
BP plc, ADR	631,922	41,631,021
ConocoPhillips	375,000	23,471,250
Devon Energy Corp.	120,600	6,764,454
Exxon Mobil Corp.	409,738	24,072,108
Occidental Petroleum Corp.	351,300	28,904,964

		124,843,797

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
FINANCIALS 22.8%
Capital Markets 3.8%
A.G. Edwards, Inc. (p)	216,600	$9,595,380
Bank of New York Co.	431,800	13,290,804
Mellon Financial Corp.	396,700	12,083,482
Merrill Lynch & Co., Inc.	210,500	12,373,190

		47,342,856

Commercial Banks 6.5%
Bank of America Corp.	734,600	32,028,560
HSBC Holdings plc, ADR (p)	151,600	12,278,084
PNC Financial Services Group, Inc.	276,900	15,179,658
U.S. Bancorp	210,400	6,324,624
Wells Fargo & Co.	267,500	16,408,450

		82,219,376

Diversified Financial Services 3.7%
Citigroup, Inc.	715,158	31,109,373
JPMorgan Chase & Co.	444,300	15,612,702

		46,722,075

Insurance 6.3%
American International Group, Inc.	580,073	34,920,395
Assured Guaranty, Ltd.	385,900	9,203,715
Hartford Financial Services Group, Inc.	161,190	12,987,078
Marsh & McLennan Cos.	747,800	21,663,766

		78,774,954

Real Estate 1.1%
Boston Properties, Inc. REIT (p)	86,600	6,594,590
Global Signal, Inc. REIT (p)	168,450	7,226,505

		13,821,095

Thrifts & Mortgage Finance 1.4%
Fannie Mae	162,594	9,082,501
Washington Mutual, Inc.	211,494	8,984,265

		18,066,766

HEALTH CARE 10.4%
Biotechnology 0.6%
Biogen Idec, Inc. *	207,600	8,156,604

Health Care Equipment & Supplies 0.9%
Baxter International, Inc.	289,400	11,364,738

Health Care Providers & Services 0.9%
WellPoint, Inc. *	156,392	11,063,170

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 8.0%
Abbott Laboratories	400,256	$18,663,937
Bristol-Myers Squibb Co.	837,645	20,924,372
Johnson & Johnson	159,141	10,178,658
Merck & Co., Inc.	233,800	7,261,828
Pfizer, Inc.	635,219	16,833,304
Schering-Plough Corp.	594,872	12,385,235
Wyeth	303,650	13,891,988

		100,139,322

INDUSTRIALS 9.4%
Aerospace & Defense 1.0%
Lockheed Martin Corp.	199,200	12,430,080

Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	128,400	9,369,348

Commercial Services & Supplies 1.2%
Cintas Corp.	332,000	14,717,560

Industrial Conglomerates 4.0%
3M Co.	70,600	5,295,000
General Electric Co.	868,300	29,956,350
Tyco International, Ltd.	517,700	15,774,319

		51,025,669

Machinery 1.4%
Deere & Co.	234,800	17,264,844

Road & Rail 1.1%
Laidlaw International, Inc. *	521,673	13,406,996

INFORMATION TECHNOLOGY 9.5%
Computers & Peripherals 2.5%
Hewlett-Packard Co.	433,400	10,670,308
Lexmark International, Inc., Class A *	334,900	20,998,230

		31,668,538

IT Services 1.1%
Accenture, Ltd., Class A *	284,800	7,131,392
Affiliated Computer Services, Inc., Class A *	129,000	6,446,130

		13,577,522

Semiconductors & Semiconductor Equipment 2.2%
Altera Corp. *	693,350	15,163,564
Texas Instruments, Inc.	403,800	12,824,688

		27,988,252

Software 3.7%
Cadence Design Systems, Inc. *	442,796	7,124,588
Oracle Corp. *	2,904,400	39,441,752

		46,566,340

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
MATERIALS 6.6%
Chemicals 2.9%
Air Products & Chemicals, Inc.	84,079	$5,024,561
Dow Chemical Co.	157,900	7,571,305
Lyondell Chemical Co.	296,567	8,286,082
PPG Industries, Inc.	130,900	8,512,427
Spartech Corp. (p)	368,666	6,905,114

		36,299,489

Containers & Packaging 1.1%
Temple-Inland, Inc.	344,700	13,715,613

Metals & Mining 1.7%
Alcoa, Inc.	589,900	16,546,695
Freeport-McMoRan Copper & Gold, Inc., Class B (p)	129,500	5,216,260

		21,762,955

Paper & Forest Products 0.9%
Weyerhaeuser Co.	169,900	11,719,702

TELECOMMUNICATION SERVICES 4.2%
Diversified Telecommunication Services 4.2%
Alltel Corp.	215,000	14,297,500
BellSouth Corp.	433,300	11,959,080
SBC Communications, Inc.	608,200	14,870,490
Sprint Corp.	441,500	11,876,350

		53,003,420

UTILITIES 3.3%
Electric Utilities 2.3%
DPL, Inc. (p)	312,800	8,633,280
Entergy Corp.	76,700	5,977,998
Exelon Corp.	139,200	7,449,984
FirstEnergy Corp.	133,700	6,655,586

		28,716,848

Independent Power Producers & Energy Traders 1.0%
TXU Corp.	141,033	12,219,099

Total Common Stocks (cost $1,009,663,292)		1,188,560,462

CONVERTIBLE PREFERRED STOCKS 2.4%
FINANCIALS 1.7%
Capital Markets 1.7%
Lehman Brothers Holdings, Inc., 6.25%, 10/15/2007 (p)	300,000	7,755,000
Merrill Lynch & Co., Inc., 6.75%, 10/15/2007 (p)	379,430	14,006,279

		21,761,279

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS

July 31, 2005

	Shares	Value

CONVERTIBLE PREFERRED STOCKS continued
UTILITIES 0.7%
Electric Utilities 0.7%
FPL Group, Inc., 8.00%, 02/16/2006 (p)	124,750	$8,149,917

Total Convertible Preferred Stocks (cost $28,202,560)		29,911,196

EXCHANGE TRADED FUND 0.3%
iShares Russell 1000 Value Index Fund (cost $3,109,209)	48,274	3,316,424

SHORT-TERM INVESTMENTS 7.8%
MUTUAL FUND SHARES 7.8%
Evergreen Institutional U.S. Government Money Market Fund ø	31,060,612	31,060,612
Navigator Prime Portfolio (pp)	67,343,074	67,343,074

Total Short-Term Investments (cost $98,403,686)		98,403,686

Total Investments (cost $1,139,378,747) 105.0%		1,320,191,768
Other Assets and Liabilities (5.0%)		(62,667,913)

Net Assets 100.0%		$1,257,523,855

(p)	All or a portion of this security is on loan.
*	Non-income producing security
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(pp)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

The following table shows the percent of total long-term investments by sector as of July 31, 2005:

Financials	25.4%
Energy	11.1%
Health Care	10.7%
Information Technology	9.8%
Industrials	9.7%
Consumer Staples	9.4%
Consumer Discretionary	8.7%
Materials	6.9%
Telecommunication Services	4.3%
Utilities	4.0%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

Assets
Investments in securities, at value (cost $1,108,318,135) including $65,696,105 of
securities loaned	$1,289,131,156
Investments in affiliates, at value (cost $31,060,612)	31,060,612

Total investments	1,320,191,768
Cash	20,526
Foreign currency, at value (cost $27)	25
Receivable for securities sold	10,782,553
Receivable for Fund shares sold	421,567
Dividends receivable	2,467,225
Receivable for securities lending income	5,657
Prepaid expenses and other assets	127,530

Total assets	1,334,016,851

Liabilities
Payable for securities purchased	7,455,207
Payable for Fund shares redeemed	1,267,123
Payable for securities on loan	67,343,074
Advisory fee payable	57,154
Distribution Plan expenses payable	22,479
Due to other related parties	13,271
Accrued expenses and other liabilities	334,688

Total liabilities	76,492,996

Net assets	$1,257,523,855

Net assets represented by

Paid-in capital	$1,026,556,252
Undistributed net investment income	540,576
Accumulated net realized gains on investments	49,614,008
Net unrealized gains on investments	180,813,019

Total net assets	$1,257,523,855

Net assets consists of
Class A	$494,636,550
Class B	85,366,017
Class C	37,606,910
Class I	639,826,142
Class R	88,236

Total net assets	$1,257,523,855

Shares outstanding (unlimited number of shares authorized)
Class A	20,543,885
Class B	3,574,200
Class C	1,576,942
Class I	26,572,440
Class R	3,661

Net asset value per share
Class A	$24.08
Class A—Offering price (based on sales charge of 5.75%)	$25.55
Class B	$23.88
Class C	$23.85
Class I	$24.08
Class R	$24.10

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended July 31, 2005

Investment income
Dividends (net of foreign withholding taxes of $266,648)	$34,888,113
Interest	719,892
Income from affiliates	249,210
Securities lending	115,857

Total investment income	35,973,072

Expenses
Advisory fee	7,642,897
Distribution Plan expenses
Class A	1,553,338
Class B	1,040,787
Class C	394,609
Class R	36
Administrative services fee	1,301,051
Transfer agent fees	2,583,062
Trustees’ fees and expenses	18,180
Printing and postage expenses	167,896
Custodian and accounting fees	348,830
Registration and filing fees	45,556
Professional fees	38,108
Interest expense	232
Other	31,574

Total expenses	15,166,156
Less: Expense reductions	(11,808)
Fee waivers and expense reimbursements	(521,944)

Net expenses	14,632,404

Net investment income	21,340,668

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	74,602,658
Foreign currency related transactions	(13,380)

Net realized gains on investments	74,589,278
Net change in unrealized gains or losses on investments	120,235,402

Net realized and unrealized gains or losses on investments	194,824,680

Net increase in net assets resulting from operations	$216,165,348

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2005		2004 (a)

Operations
Net investment income		$21,340,668		$21,384,845
Net realized gains on investments		74,589,278		125,425,251
Net change in unrealized gains or
losses on investments		120,235,402		(16,287,706)

Net increase in net assets resulting
from operations		216,165,348		130,522,390

Distributions to shareholders from
Net investment income
Class A		(7,598,185)		(8,021,042)
Class B		(725,344)		(1,530,464)
Class C		(288,091)		(419,265)
Class I		(11,224,554)		(13,327,682)
Class R		(11)		(12)
Net realized gains
Class A		(17,360,749)		0
Class B		(3,780,080)		0
Class C		(1,356,367)		0
Class I		(22,017,460)		0
Class R		(38)		0

Total distributions to shareholders		(64,350,879)		(23,298,465)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,533,360	57,505,854	4,496,958	98,563,181
Class B	433,525	9,751,708	1,321,449	28,324,898
Class C	175,393	3,961,180	1,236,978	26,346,490
Class I	548,591	12,428,145	2,198,568	46,895,364
Class R	3,645	85,931	49	1,000

		83,732,818		200,130,933

Net asset value of shares issued in
reinvestment of distributions
Class A	1,028,304	23,376,557	344,735	7,437,031
Class B	183,465	4,121,220	66,350	1,410,467
Class C	58,905	1,322,657	15,870	339,549
Class I	1,336,900	30,396,205	551,548	11,892,800

		59,216,639		21,079,847

Automatic conversion of Class B shares
to Class A shares
Class A	1,189,238	27,142,528	1,882,406	40,810,875
Class B	(1,199,234)	(27,142,528)	(1,898,560)	(40,810,875)

		0		0

Payment for shares redeemed
Class A	(6,871,276)	(158,445,221)	(3,422,309)	(73,970,987)
Class B	(1,573,638)	(35,523,204)	(1,904,768)	(40,841,170)
Class C	(656,686)	(14,688,110)	(583,076)	(12,414,092)
Class I	(4,774,216)	(109,886,110)	(2,654,935)	(57,221,523)
Class R	(33)	(799)	0	0

		(318,543,444)		(184,447,772)

(a) For Class R shares, for the period from October 10, 2003 (commencement of class operations), to July 31, 2004.

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2005	2004

Capital share transactions
continued
Net increase (decrease) in net assets
resulting from capital share
transactions	$(175,593,987)	$36,763,008

Total increase (decrease) in net assets	(23,779,518)	143,986,933
Net assets
Beginning of period	1,281,303,373	1,137,316,440

End of period	$1,257,523,855	$1,281,303,373

Undistributed (overdistributed)
net investment income	$540,576	$(238,091)

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Equity Income Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class R and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charege. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

21

NOTES TO FINANCIAL STATEMENTS continued

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

22

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from real estate investment trusts and dividends paid through share redemptions. During the year ended July 31, 2005, the following amounts were reclassified:

Paid-in capital	$ 1,284,620
Undistributed net investment income	(725,816)
Accumulated net realized gains on investments	(558,804)

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.50% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2005, EIMC waived its advisory fee in the amount of $521,678 and reimbursed other expenses in the amount of $266.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2005, the transfer agent fees were equivalent to an annual rate of 0.20% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended July 31, 2005, the Fund paid brokerage commissions of $776,216 to Wachovia Securities, LLC.

23

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares, 0.50% of the average daily net assets for Class R shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended July 31, 2005, EIS received $24,379 from the sale of Class A shares and $215,427 and $7,852 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,465,229,591 and $1,699,415,662, respectively, for the year ended July 31, 2005.

During the year ended July 31, 2005, the Fund loaned securities to certain brokers. At July 31, 2005, the value of securities on loan and the value of collateral amounted to $65,696,105 and $67,343,074, respectively.

On July 31, 2005, the aggregate cost of securities for federal income tax purposes was $1,140,709,460. The gross unrealized appreciation and depreciation on securities based on tax cost was $184,745,249 and $5,262,941, respectively, with a net unrealized appreciation of $179,482,308.

For income tax purposes, currency losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2005, the Fund incurred and will elect to defer post-October currency losses of $18,258.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2005, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed
Undistributed	Long-term	Unrealized

Ordinary Income	Capital Gain	Appreciation

$ 13,082,051	$38,403,244	$179,482,308

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and real estate investment trusts. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

24

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2005	2004

Ordinary Income	$ 19,836,185	$ 22,886,206
Long-term Capital Gain	44,514,694	412,259

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended July 31, 2005, the Fund had average borrowings outstanding of $9,633 at a rate of 2.41% and paid interest of $232.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing

25

NOTES TO FINANCIAL STATEMENTS continued

its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Equity Income Fund, a series of Evergreen Equity Trust, as of July 31, 2005, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Equity Income Fund as of July 31, 2005, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 21, 2005

27

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate capital gain distributions of $44,514,694 for the fiscal year ended July 31, 2005.

For corporate shareholders, 87.40% of ordinary income dividends paid during the fiscal year ended July 31, 2005 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2005, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2005 year-end tax information will be reported to you on your 2005 Form 1099-DIV, which shall be provided to you in early 2006.

28

This page left intentionally blank

29

This page left intentionally blank

30

This page left intentionally blank

31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice);
Trustee	Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England;
DOB: 10/23/1934	Director, The Francis Ouimet Society; Former Director, Health Development Corp.
Term of office since: 1991	(fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc.
(investment advice); Former Director, Executive Vice President and Treasurer, State Street
Research & Management Company (investment advice)

Shirley L. Fulton	Principal occupations: Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner,
Trustee	Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge,
DOB: 1/10/1952	26th Judicial District, Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust
Trustee	(education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College;
DOB: 10/23/1938	Former Chairman of the Board, Director, and Executive Vice President, The London Harness
Term of office since: 1974	Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr.	Principal occupations: Partner, Stonington Partners, Inc. (private equity firm); Trustee,
Trustee	The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director,
DOB: 2/14/1939	Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board
Term of office since: 1983	and Chief Executive Officer, Carson Products Company (manufacturing); Former Director,
Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Other directorships: Trustee, The
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Principal occupations: Manager of Commercial Operations, SMI Steel Co. – South Carolina
Trustee	(steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director,
DOB: 7/14/1939	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Principal occupations: Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior
Trustee	Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director,
DOB: 8/26/1955	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	Principal occupations: President, Richardson, Runden LLC (executive recruitment business
Trustee	development/consulting company); Consultant, Kennedy Information, Inc. (executive
DOB: 9/19/1941	recruitment information and research company); Consultant, AESC (The Association of
Term of office since: 1982	Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising);
Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR
Other directorships: None	International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.;
Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director,
Trustee	Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health
DOB: 6/2/1947	Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and
Term of office since: 1984	Cash Resource Trust
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Principal occupations: Director and Chairman, Branded Media Corporation (multi-media
Trustee	branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943	Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee,
Trustee	Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA;
DOB: 8/11/1939	Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association;
Term of office since: 1993	Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.;
Other directorships: None	Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2]	Principal occupations: Member and Former President, North Carolina Securities Traders
Trustee	Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees
DOB: 12/12/1937	of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Carol Kosel[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.
Treasurer
DOB: 12/25/1963
Term of office since: 1999

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[4]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office. Each Trustee oversees 87 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

567505 rv2 9/2005

Evergreen Fundamental Large Cap Fund

Evergreen

FUNDAMENTAL LARGE CAP FUND
FORMERLY, GROWTH AND INCOME FUND

Annual Report
as of July 31, 2005

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
28	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
29	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2005, Evergreen Investment Management Company, LLC.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2005

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Fundamental Large Cap Fund, which covers the twelve-month period ended July 31, 2005.

Over the past twelve months, the U.S. equity markets had to contend, once again, with a variety of challenges. Moderating economic growth, tighter monetary policy, rising oil prices, slower profit growth, the Presidential election, and terrorism all combined at various times throughout the year to increase market volatility. Throughout this turbulent market action, our equity portfolio teams focused on their investment disciplines and the long-term fundamentals, rather than short-term volatility, when making their portfolio decisions. We continue to believe that this strict adherence to the fundamentals, particularly relative to earnings and interest rates, will enable our clients to best achieve their long-term investment goals.

Throughout the investment period, the U.S. economy frequently sent mixed signals to the financial markets. The bottom line was that economic growth was still good; it was just no longer great. We believed that the breadth of output, including more moderate levels of personal consumption and capital investment, would lend credibility to the sustainability of the expansion. Yet as the period progressed, Gross Domestic Product (GDP) growth had clearly moderated and the economy generated a variety of conflicting reports. For example, it was not uncommon for a given month to generate a larger than expected rise in retail sales, while at the same time experiencing a drop in consumer confidence. Though the markets were often rattled by these incongruities, we believed that this was characteristic of the transition from recovery to expansion within the economic cycle. Indeed, the rate of growth in GDP had moderated

1

LETTER TO SHAREHOLDERS continued

from approximately 5% on a year-over-year basis at the start of the period to less than 4% at the investment period’s conclusion.

Despite this moderation in output, the Federal Reserve maintained its strategy of gradually higher interest rates. Since monetary policy had been stimulative for most of the prior three years, central bankers were determined in their efforts to prevent inflation, raising their target for the federal funds rate by twenty-five basis points at every policy meeting over the past year. Yet long-term interest rates continued to decline and the extent of the yield curve’s flattening had monetary officials referring to the phenomenon as a “conundrum.” Though lower market interest rates improved equity valuations, Wall Street’s confusion over the yield curve’s message often pressured stocks. Many believed that the flattening yield curve presaged an economic downturn, while others believed it simply portrayed the market’s comfort with the Fed’s hold on the threat of long-term inflation. Given our forecast for more moderate levels of growth in consumption and investment supporting the expansion, we took the more favorable view of the yield curve’s message. Higher oil prices would likely serve to dampen output, in our opinion, and we believed the absence of threatening wage growth would enable the Federal Reserve to continue its less stimulative, rather than more restrictive, path for monetary policy.

Similar to the transition in economic growth, our equity analysts prepared for a transition to more moderate, though still solid, levels of growth in corporate profits. Indeed, after having climbed by approximately 20% in 2004, our equity portfolio managers positioned their portfolios for corporate earnings to rise in the range of 8%-10% during 2005. Earnings were better than forecasted, though, due to the improved operating leverage on corporate income statements, driven by the major cost cutting programs at many companies and the dramatic refinancing of corporate debt over the past few years. The anticipated deceleration in profit growth further renewed the desire for income, enabling the value style of investing to outperform growth. Yet the strong cash flows in many growth industries combined with new fiscal incentives to increase payouts to generate

2

LETTER TO SHAREHOLDERS continued

improved returns within the growth style towards the end of the investment period. Small and mid-cap stocks outperformed large caps during the investment period, but we look for many bigger corporations to gather strength in the coming quarters, as the market has historically rewarded those companies with market share, scale, brand identity, cash, and international presence as the economic cycle matures.

We continue to look for market growth to approach profit growth, with total returns being enhanced by the improving trend for dividends. As always, we continue to recommend a fully diversified, long-term approach for equity investors.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a detailed Q & A interview with the portfolio managers for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our Web site.

Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing SEC actions involving the Evergreen Funds.

3

FUND AT A GLANCE

as of July 31, 2005

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Walter T. McCormick, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2005.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 10/15/1986

	Class A	Class B	Class C	Class I
Class inception date	1/3/1995	1/3/1995	1/3/1995	10/15/1986

Nasdaq symbol	EGIAX	EGIBX	EGICX	EVVTX

Average annual return*

1-year with sales charge	11.95%	12.93%	16.95%	N/A

1-year w/o sales charge	18.77%	17.93%	17.95%	19.12%

5-year	-0.47%	-0.32%	-0.02%	0.99%

10-year	6.85%	6.70%	6.71%	7.77%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Fundamental Large Cap Fund Class A shares, versus a similar investment in the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 18.77% for the twelve-month period ended July 31, 2005, excluding any applicable sales charges. During the same period, the Standard & Poor’s 500 Index (S&P 500) returned 14.05%.

The fund seeks capital growth in the value of its shares and current income.

The fund outperformed the S&P 500, primarily through good stock selection. During a year in which short-term market swings added volatility to stock prices, we kept to our style, relying on fundamental analysis in our selection of large company stocks, searching for those corporations with strong cash flow, the ability to generate a positive return on capital and reasonable valuations.

The fund’s energy selections were particularly influential. As oil and natural gas prices rose through most of the twelve-month period, our overweight position in the energy sector helped performance. Several of our energy holdings made substantial contributions to performance, led by the large integrated companies such as Exxon Mobil, ConocoPhillips and British Petroleum. However, by emphasizing these large-cap industry leaders, we did not fully benefit from the very strong performance turned in by many smaller corporations in the sector. Other individual holdings that helped performance substantially included two long-time holdings that continued to post excellent earnings results: Aetna, a leader in the HMO industry; and Texas-based utility TXU Corp. Altria Group, the parent company of Philip Morris, also rose substantially, as did Global Signal, a cell tower company that leases space to wireless communications providers and other companies. Shares of technology firm Corning, Inc. gained on growing prospects for its flat-screen television panels, while financial services firm Legg Mason rose as the market reacted favorably to the news that it would obtain the investment management business of Citigroup.

On the negative side, the investment in Fannie Mae detracted from performance as the government-sponsored home mortgage institution struggled with accounting issues and the prospect of increased regulatory scrutiny. While we sold our position in Fannie Mae, we retained a portion of our investment in another disappointing financial firm, American International Group (AIG). It also encountered accounting controversies that led to the resignation of its long-time chairman, but we continue to have confidence in AIG’s global franchise in insurance. In the health care sector, several large pharmaceutical companies underperformed as they struggled with product issues, including Pfizer, Merck and Eli Lilly. Other disappointing investments included Alcoa, which failed to take advantage of its leadership position in the aluminum industry, and Lexmark, the computer printer company whose sales growth slowed.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005. Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective is nonfundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2005, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005 to July 31, 2005.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	2/1/2005	7/31/2005	Period*

Actual
Class A	$ 1,000.00	$ 1,072.52	$ 6.94
Class B	$ 1,000.00	$ 1,068.43	$10.51
Class C	$ 1,000.00	$ 1,068.43	$10.51
Class I	$ 1,000.00	$ 1,074.07	$ 5.35
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,018.10	$ 6.76
Class B	$ 1,000.00	$ 1,014.63	$10.24
Class C	$ 1,000.00	$ 1,014.63	$10.24
Class I	$ 1,000.00	$ 1,019.64	$ 5.21

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.35% for Class A, 2.05% for Class B, 2.05% for Class C and 1.04% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2005	2004	2003	2002	2001

Net asset value, beginning of period	$20.85	$20.02	$18.58	$23.92	$30.72

Income from investment operations
Net investment income (loss)	0.14[1]	0.07[1]	0.12[1]	0.03[1]	(0.05)[1]
Net realized and unrealized gains
or losses on investments	3.64	2.21	1.41	(4.39)	(3.12)

Total from investment operations	3.78	2.28	1.53	(4.36)	(3.17)

Distributions to shareholders from
Net investment income	(0.12)	0[2]	(0.09)	0	0
Net realized gains	(1.26)	(1.45)	0	(0.98)	(3.63)

Total distributions to shareholders	(1.38)	(1.45)	(0.09)	(0.98)	(3.63)

Net asset value, end of period	$23.25	$20.85	$20.02	$18.58	$23.92

Total return[3]	18.77%	11.78%	8.32%	(18.72%)	(11.35%)

Ratios and supplemental data
Net assets, end of period (millions)	$ 794	$ 364	$ 125	$ 103	$ 147
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.39%	1.61%	1.70%	1.56%	1.51%
Expenses excluding waivers/reimbursements and expense reductions	1.49%	1.65%	1.70%	1.56%	1.51%
Net investment income (loss)	0.62%	0.36%	0.65%	0.14%	(0.19%)
Portfolio turnover rate	44%	87%	72%	74%	26%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Amount represents less than $0.005 per share.

3 Excluding applicable sales charges

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2005	2004	2003	2002	2001

Net asset value, beginning of period	$19.72	$19.14	$17.80	$23.14	$30.05

Income from investment operations
Net investment income (loss)	(0.01)[1]	(0.08)[1]	(0.01)[1]	(0.12)[1]	(0.25)[1]
Net realized and unrealized gains
or losses on investments	3.42	2.11	1.36	(4.24)	(3.03)

Total from investment operations	3.41	2.03	1.35	(4.36)	(3.28)

Distributions to shareholders from
Net investment income	(0.01)	0	(0.01)	0	0
Net realized gains	(1.26)	(1.45)	0	(0.98)	(3.63)

Total distributions to shareholders	(1.27)	(1.45)	(0.01)	(0.98)	(3.63)

Net asset value, end of period	$21.86	$19.72	$19.14	$17.80	$23.14

Total return[2]	17.93%	10.97%	7.60%	(19.37%)	(12.03%)

Ratios and supplemental data
Net assets, end of period (millions)	$ 340	$ 272	$ 242	$ 313	$ 505
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.10%	2.33%	2.43%	2.31%	2.26%
Expenses excluding waivers/reimbursements and expense reductions	2.20%	2.37%	2.43%	2.31%	2.26%
Net investment income (loss)	(0.03%)	(0.36%)	(0.05%)	(0.60%)	(0.94%)
Portfolio turnover rate	44%	87%	72%	74%	26%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2005	2004	2003	2002	2001

Net asset value, beginning of period	$19.72	$19.14	$17.81	$23.14	$30.05

Income from investment operations
Net investment income (loss)	0[1]	(0.08)[1]	(0.01)[1]	(0.12)[1]	(0.25)[1]
Net realized and unrealized gains
or losses on investments	3.42	2.11	1.35	(4.23)	(3.03)

Total from investment operations	3.42	2.03	1.34	(4.35)	(3.28)

Distributions to shareholders from
Net investment income	(0.02)	0	(0.01)	0	0
Net realized gains	(1.26)	(1.45)	0	(0.98)	(3.63)

Total distributions to shareholders	(1.28)	(1.45)	(0.01)	(0.98)	(3.63)

Net asset value, end of period	$21.86	$19.72	$19.14	$17.81	$23.14

Total return[2]	17.95%	10.97%	7.54%	(19.32%)	(12.03%)

Ratios and supplemental data
Net assets, end of period (millions)	$ 110	$ 116	$ 12	$ 12	$ 17
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.10%	2.31%	2.43%	2.31%	2.26%
Expenses excluding waivers/reimbursements and expense reductions	2.20%	2.35%	2.43%	2.31%	2.26%
Net investment income (loss)	(0.01%)	(0.35%)	(0.07%)	(0.60%)	(0.94%)
Portfolio turnover rate	44%	87%	72%	74%	26%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I1	2005	2004	2003	2002	2001

Net asset value, beginning of period	$21.16	$20.26	$18.80	$24.14	$30.90

Income from investment operations
Net investment income (loss)	0.20[2]	0.13[2]	0.17[2]	0.09[2]	0.01[2]
Net realized and unrealized gains
or losses on investments	3.70	2.25	1.44	(4.45)	(3.14)

Total from investment operations	3.90	2.38	1.61	(4.36)	(3.13)

Distributions to shareholders from
Net investment income	(0.17)	(0.03)	(0.15)	0	0
Net realized gains	(1.26)	(1.45)	0	(0.98)	(3.63)

Total distributions to shareholders	(1.43)	(1.48)	(0.15)	(0.98)	(3.63)

Net asset value, end of period	$23.63	$21.16	$20.26	$18.80	$24.14

Total return	19.12%	12.12%	8.64%	(18.54%)	(11.14%)

Ratios and supplemental data
Net assets, end of period (millions)	$ 292	$ 83	$ 93	$ 113	$ 256
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.08%	1.33%	1.43%	1.31%	1.26%
Expenses excluding waivers/reimbursements and expense reductions	1.18%	1.37%	1.43%	1.31%	1.26%
Net investment income (loss)	0.87%	0.64%	0.94%	0.40%	0.05%
Portfolio turnover rate	44%	87%	72%	74%	26%

1 Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

July 31, 2005

	Shares	Value

COMMON STOCKS 99.4%
CONSUMER DISCRETIONARY 11.4%
Internet & Catalog Retail 1.3%
Amazon.com, Inc. * (p)	240,646	$10,869,980
eBay, Inc. *	219,121	9,154,875

		20,024,855

Media 3.2%
Comcast Corp., Class A *	293,640	9,023,557
Comcast Corp., Special Class A *	179,744	5,392,320
News Corp., Class A	498,769	8,169,836
Omnicom Group, Inc.	189,990	16,124,451
Time Warner, Inc. *	679,966	11,573,022

		50,283,186

Multi-line Retail 2.1%
J.C. Penney Co., Inc.	312,260	17,530,277
Nordstrom, Inc.	388,238	14,368,688

		31,898,965

Specialty Retail 3.4%
Best Buy Co., Inc.	240,829	18,447,502
Chico’s FAS, Inc. *	407,346	16,338,648
Lowe’s Companies, Inc.	259,978	17,215,743

		52,001,893

Textiles, Apparel & Luxury Goods 1.4%
Coach, Inc. *	240,290	8,436,582
Nike, Inc., Class B	152,115	12,747,237

		21,183,819

CONSUMER STAPLES 7.9%
Beverages 1.7%
Diageo plc *	625,098	8,622,129
Diageo plc, ADR (p)	50,383	2,804,822
PepsiCo, Inc.	280,635	15,303,026

		26,729,977

Food & Staples Retailing 2.4%
BJ’s Wholesale Club, Inc. *	417,987	13,329,606
CVS Corp.	336,980	10,456,489
Wal-Mart Stores, Inc.	261,223	12,891,355

		36,677,450

Food Products 0.5%
General Mills, Inc.	163,203	7,735,822

Household Products 1.8%
Colgate-Palmolive Co.	223,013	11,806,308
Procter & Gamble Co.	273,723	15,227,210

		27,033,518

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Tobacco 1.5%
Altria Group, Inc.	349,952	$23,432,786

ENERGY 10.1%
Energy Equipment & Services 1.5%
Schlumberger, Ltd. (p)	209,236	17,521,422
Weatherford International, Ltd. *	78,503	4,967,670

		22,489,092

Oil, Gas & Consumable Fuels 8.6%
Apache Corp.	242,172	16,564,565
BP plc, ADR	360,281	23,735,312
ConocoPhillips	191,651	11,995,436
Exxon Mobil Corp.	904,992	53,168,280
Massey Energy Co.	142,240	6,151,880
Occidental Petroleum Corp.	116,434	9,580,190
Peabody Energy Corp.	66,210	4,352,645
XTO Energy, Inc. (p)	195,542	6,861,569

		132,409,877

FINANCIALS 19.3%
Capital Markets 4.8%
Bank of New York Co.	379,296	11,674,731
Goldman Sachs Group, Inc.	109,345	11,752,401
Legg Mason, Inc.	103,308	10,552,912
Merrill Lynch & Co., Inc.	165,126	9,706,106
Morgan Stanley	230,505	12,228,290
State Street Corp.	184,707	9,187,326
T. Rowe Price Group, Inc.	124,866	8,284,859

		73,386,625

Commercial Banks 5.3%
Bank of America Corp.	710,071	30,959,096
North Fork Bancorp, Inc.	299,725	8,209,468
U.S. Bancorp	479,556	14,415,453
Wells Fargo & Co.	333,201	20,438,549
Zions Bancorp	112,514	8,042,501

		82,065,067

Consumer Finance 1.3%
American Express Co.	232,053	12,762,915
Capital One Financial Corp.	98,257	8,106,203

		20,869,118

Diversified Financial Services 4.1%
Citigroup, Inc.	1,024,620	44,570,970
JPMorgan Chase & Co.	511,063	17,958,754

		62,529,724

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 2.8%
American International Group, Inc.	246,568	$14,843,394
Chubb Corp.	105,676	9,386,142
Hartford Financial Services Group, Inc.	109,636	8,833,372
Prudential Financial, Inc.	146,891	9,827,008

		42,889,916

Real Estate 0.5%
Global Signal, Inc. REIT (p)	170,927	7,332,768

Thrifts & Mortgage Finance 0.5%
Fannie Mae	137,789	7,696,894

HEALTH CARE 14.1%
Biotechnology 1.8%
Amgen, Inc. *	134,331	10,712,897
Biogen Idec, Inc. *	293,164	11,518,414
Genentech, Inc. *	70,289	6,278,916

		28,510,227

Health Care Equipment & Supplies 2.7%
Baxter International, Inc.	291,990	11,466,447
Medtronic, Inc.	275,763	14,874,656
Stryker Corp. (p)	108,239	5,854,648
Zimmer Holdings, Inc. *	105,820	8,715,335

		40,911,086

Health Care Providers & Services 2.9%
Aetna, Inc.	263,124	20,365,798
Caremark Rx, Inc. *	368,434	16,424,788
WellPoint, Inc. *	110,838	7,840,680

		44,631,266

Pharmaceuticals 6.7%
Abbott Laboratories	347,562	16,206,816
Bristol-Myers Squibb Co.	337,892	8,440,542
Eli Lilly & Co.	141,165	7,950,413
Johnson & Johnson	429,357	27,461,674
Pfizer, Inc.	1,087,970	28,831,205
Wyeth	305,883	13,994,147

		102,884,797

INDUSTRIALS 9.7%
Aerospace & Defense 1.8%
Honeywell International, Inc.	186,186	7,313,386
Lockheed Martin Corp.	333,416	20,805,158

		28,118,544

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Air Freight & Logistics 0.8%
United Parcel Service, Inc., Class B	155,850	$11,372,375

Electrical Equipment 1.0%
Cooper Industries, Inc., Class A	111,335	7,190,014
Rockwell Automation, Inc.	151,397	7,798,460

		14,988,474

Industrial Conglomerates 4.5%
General Electric Co.	1,561,547	53,873,371
Tyco International, Ltd.	482,216	14,693,122

		68,566,493

Machinery 1.6%
Deere & Co.	124,282	9,138,455
ITT Industries, Inc.	77,369	8,232,062
Pall Corp.	250,540	7,759,224

		25,129,741

INFORMATION TECHNOLOGY 17.4%
Communications Equipment 4.2%
Cisco Systems, Inc. *	569,606	10,907,955
Corning, Inc. *	1,045,866	19,923,747
Motorola, Inc.	897,208	19,002,866
QUALCOMM, Inc.	368,294	14,543,930

		64,378,498

Computers & Peripherals 2.1%
Hewlett-Packard Co.	430,361	10,595,488
International Business Machines Corp.	131,989	11,015,802
Lexmark International, Inc., Class A *	167,812	10,521,812

		32,133,102

Internet Software & Services 0.8%
Google, Inc., Class A *	21,658	6,232,306
Yahoo!, Inc. *	165,956	5,532,973

		11,765,279

IT Services 0.9%
Accenture, Ltd., Class A *	580,747	14,541,905

Semiconductors & Semiconductor Equipment 4.0%
Altera Corp. *	1,107,386	24,218,532
Intel Corp.	516,383	14,014,634
Texas Instruments, Inc.	752,874	23,911,278

		62,144,444

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software 5.4%
Cadence Design Systems, Inc. *	607,110	$9,768,400
Computer Associates International, Inc.	1,100	30,195
Microsoft Corp.	1,497,393	38,348,235
Oracle Corp. *	2,518,621	34,202,873

		82,349,703

MATERIALS 4.1%
Chemicals 2.1%
Air Products & Chemicals, Inc.	219,074	13,091,862
Dow Chemical Co.	168,505	8,079,815
PPG Industries, Inc.	154,184	10,026,586

		31,198,263

Containers & Packaging 0.3%
Owens-Illinois, Inc. *	189,265	4,854,647

Metals & Mining 1.1%
Alcoa, Inc.	340,579	9,553,241
Phelps Dodge Corp. (p)	73,474	7,821,307

		17,374,548

Paper & Forest Products 0.6%
Weyerhaeuser Co.	130,208	8,981,748

TELECOMMUNICATION SERVICES 2.9%
Diversified Telecommunication Services 1.9%
SBC Communications, Inc.	352,633	8,621,877
Sprint Corp.	336,129	9,041,870
Verizon Communications, Inc.	333,401	11,412,316

		29,076,063

Wireless Telecommunication Services 1.0%
Western Wireless Corp., Class A * (p)	352,110	15,728,754

UTILITIES 2.5%
Electric Utilities 1.6%
DPL, Inc.	284,408	7,849,661
Exelon Corp.	172,992	9,258,532
PG&E Corp.	205,142	7,719,493

		24,827,686

Independent Power Producers & Energy Traders 0.5%
TXU Corp.	89,822	7,782,178

Multi-Utilities 0.4%
MDU Resources Group, Inc.	200,437	6,153,416

Total Common Stocks (cost $1,229,339,066)		1,527,074,589

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

SHORT-TERM INVESTMENTS 4.5%
MUTUAL FUND SHARES 4.5%
Evergreen Institutional U.S. Government Money Market Fund ø	13,093,368	$13,093,368
Navigator Prime Portfolio (pp)	55,568,467	55,568,467

Total Short-Term Investments (cost $68,661,835)		68,661,835

Total Investments (cost $1,298,000,901) 103.9%		1,595,736,424
Other Assets and Liabilities (3.9%)		(60,129,224)

Net Assets 100.0%		$1,535,607,200

*	Non-income producing security
(p)	All or a portion of this security is on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(pp)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

The following table shows the percent of total long-term investments by sector as of July 31, 2005:
Financials	19.4%
Information Technology	17.5%
Health Care	14.2%
Consumer Discretionary	11.5%
Energy	10.2%
Industrials	9.7%
Consumer Staples	8.0%
Materials	4.1%
Telecommunication Services	2.9%
Utilities	2.5%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

Assets
Investments in securities, at value (cost $1,284,907,533) including $54,144,790 of securities
loaned	$1,582,643,056
Investments in affiliates, at value (cost $13,093,368)	13,093,368

Total investments	1,595,736,424
Receivable for securities sold	3,932,301
Receivable for Fund shares sold	121,927
Dividends receivable	2,220,739
Receivable for securities lending income	3,950
Prepaid expenses and other assets	35,966

Total assets	1,602,051,307

Liabilities
Payable for securities purchased	6,442,687
Payable for Fund shares redeemed	3,921,034
Payable for securities on loan	55,568,467
Advisory fee payable	59,198
Distribution Plan expenses payable	57,068
Due to other related parties	58,908
Accrued expenses and other liabilities	336,745

Total liabilities	66,444,107

Net assets	$1,535,607,200

Net assets represented by
Paid-in capital	$1,561,245,981
Overdistributed net investment income	(84,622)
Accumulated net realized losses on investments	(323,284,424)
Net unrealized gains on investments	297,730,265

Total net assets	$1,535,607,200

Net assets consists of
Class A	$794,047,896
Class B	339,576,323
Class C	110,008,020
Class I	291,974,961

Total net assets	$1,535,607,200

Shares outstanding (unlimited number of shares authorized)
Class A	34,157,738
Class B	15,534,578
Class C	5,032,925
Class I	12,356,756

Net asset value per share
Class A	$23.25
Class A — Offering price (based on sales charge of 5.75%)	$24.67
Class B	$21.86
Class C	$21.86
Class I	$23.63

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended July 31, 2005

Investment income
Dividends (net of foreign withholding taxes of $228,821)	$18,748,152
Income from affiliates	220,915
Securities lending	28,686

Total investment income	18,997,753

Expenses
Advisory fee	5,698,575
Distribution Plan expenses
Class A	1,425,215
Class B	2,442,388
Class C	1,081,258
Administrative services fee	932,449
Transfer agent fees	3,959,489
Trustees’ fees and expenses	13,444
Printing and postage expenses	225,997
Custodian and accounting fees	260,315
Registration and filing fees	25,442
Professional fees	34,275
Interest expense	233
Other	26,496

Total expenses	16,125,576
Less: Expense reductions	(8,496)
Fee waivers and expense reimbursements	(935,053)

Net expenses	15,182,027

Net investment income	3,815,726

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	67,539,811
Foreign currency related transactions	17,632

Net realized gains on investments	67,557,443
Net change in unrealized gains or losses on investments	96,644,498

Net realized and unrealized gains or losses on investments	164,201,941

Net increase in net assets resulting from operations	$168,017,667

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2005		2004

Operations
Net investment income (loss)		$3,815,726		$(151,030)
Net realized gains on investments		67,557,443		80,073,437
Net change in unrealized gains or
losses on investments		96,644,498		(17,019,284)

Net increase in net assets resulting
from operations		168,017,667		62,903,123

Distributions to shareholders from
Net investment income
Class A		(2,376,021)		(27,999)
Class B		(169,155)		0
Class C		(97,710)		0
Class I		(756,888)		(114,794)
Net realized gains
Class A		(23,081,332)		(10,601,061)
Class B		(14,716,441)		(15,968,762)
Class C		(6,721,069)		(905,625)
Class I		(4,599,438)		(6,313,046)

Total distributions to shareholders		(52,518,054)		(33,931,287)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	5,777,421	126,116,635	3,453,769	73,707,828
Class B	304,280	6,265,695	458,832	9,279,446
Class C	132,867	2,726,728	167,244	3,375,553
Class I	330,707	7,178,102	543,511	11,735,646

		142,287,160		98,098,473

Net asset value of shares issued in
reinvestment of distributions
Class A	1,151,396	24,563,071	518,564	10,269,088
Class B	705,340	14,124,651	806,962	15,187,020
Class C	316,236	6,333,081	39,556	744,435
Class I	226,910	4,932,373	273,686	5,498,850

		49,953,176		31,699,393

Automatic conversion of Class B
shares to Class A shares
Class A	2,989,023	65,534,322	3,331,022	71,176,364
Class B	(3,171,475)	(65,534,322)	(3,506,721)	(71,176,364)

		0		0

Payment for shares redeemed
Class A	(7,987,242)	(176,935,861)	(3,302,201)	(70,505,188)
Class B	(4,439,534)	(91,401,101)	(3,924,491)	(79,503,777)
Class C	(1,820,216)	(37,356,283)	(1,508,359)	(30,727,922)
Class I	(1,391,876)	(30,855,600)	(1,646,673)	(35,390,675)

		(336,548,845)		(216,127,562)

Net asset value of shares issued in
acquisition
Class A	14,758,248	330,894,432	7,245,794	148,176,855
Class B	8,327,059	175,703,569	7,339,862	142,615,064
Class C	529,172	11,164,943	6,572,650	127,715,256
Class I	9,258,910	211,029,873	196,167	4,065,539

		728,792,817		422,572,714

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended July 31,

	2005	2004

Capital share transactions
continued
Net increase in net assets resulting
from capital share transactions	$ 584,484,308	$ 336,243,018

Total increase in net assets	699,983,921	365,214,854
Net assets
Beginning of period	835,623,279	470,408,425

End of period	$ 1,535,607,200	$ 835,623,279

Overdistributed net
investment income (loss)	$ (84,622)	$ (78,464)

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Fundamental Large Cap Fund (the “Fund”) (formerly, Evergreen Growth and Income Fund) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated

21

NOTES TO FINANCIAL STATEMENTS continued

in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain capital loss carryovers assumed as a result of acquisitions and dividend redesignations. During the year ended July 31, 2005, the following amounts were reclassified:

Paid-in capital	$ 273,216,346
Overdistributed net investment income	(422,110)
Accumulated net realized losses on investments	(272,794,236)

22

NOTES TO FINANCIAL STATEMENTS continued

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.50% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2005, EIMC waived its advisory fee in the amount of $934,885 and reimbursed other expenses in the amount of $168.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2005, the transfer agent fees were equivalent to an annual rate of 0.42% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended July 31, 2005, the Fund paid brokerage commissions of $198,121 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended July 31, 2005, EIS received $11,297 from the sale of Class A shares, $599,578, and $3,098 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

23

NOTES TO FINANCIAL STATEMENTS continued

5. ACQUISITIONS

Effective at the close of business on June 10, 2005, the Fund acquired the net assets of Evergreen Blue Chip Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of the Fund. Shares were issued to Class A, Class B, Class C and Class I shares of Evergreen Blue Chip Fund at an exchange ratio of 1.13, 1.14, 1.14 and 1.11 for Class A, Class B, Class C and Class I shares, respectively, of the Fund. On the same date, the Fund also acquired the net assets of Evergreen Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of the Fund. Shares were issued to Class A, Class B, Class C and Class I shares of Evergreen Fund at an exchange ratio of 0.57, 0.56, 0.56 and 0.57 for Class A, Class B, Class C and Class I shares, respectively, of the Fund. The aggregate net assets of the Fund immediately prior to the acquisitions were $847,431,758.

The value of net assets acquired, unrealized appreciation acquired and number of shares issued were as follows:

	Value of Net		Number of
Acquired	Assets	Unrealized	Shares
Fund	Acquired	Appreciation	Issued

Evergreen Blue Chip	$327,384,743	$51,592,464	8,045,663	Class A
Fund			6,509,242	Class B
			353,650	Class C
			95,825	Class I
Evergreen Fund	401,408,074	57,439,666	6,712,585	Class A
			1,817,817	Class B
			175,522	Class C
			9,163,085	Class I

The aggregate net assets of the Fund immediately after these acquisitions were $1,576,224,575.

Effective at the close of business on December 5, 2003, the Fund acquired the net assets of Evergreen Capital Growth Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of the Fund. Shares were issued to Class A, Class B, Class C and Class I shares of Evergreen Capital Growth Fund at an exchange ratio of 1.00, 1.02, 0.95 and 1.00 for Class A, Class B, Class C and Class I shares, respectively, of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $33,299,246. The aggregate net assets of the Fund and Evergreen Capital Growth Fund immediately prior to the acquisition were $493,989,654 and $422,572,714, respectively. The aggregate net assets of the Fund immediately after the acquisition were $916,562,368.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $410,975,852 and $586,920,877, respectively, for the year ended July 31, 2005.

During the year ended July 31, 2005, the Fund loaned securities to certain brokers. At July 31, 2005, the value of securities on loan and the value of collateral amounted to $54,144,790 and $55,568,467, respectively.

24

NOTES TO FINANCIAL STATEMENTS continued

On July 31, 2005, the aggregate cost of securities for federal income tax purposes was $1,310,675,966. The gross unrealized appreciation and depreciation on securities based on tax cost was $304,835,231 and $19,774,773, respectively, with a net unrealized appreciation of $285,060,458.

As of July 31, 2005, the Fund had $339,525,189 in capital loss carryovers for federal income tax purposes with $116,992,913 expiring in 2009, $219,948,323 expiring in 2010 and $2,583,953 expiring in 2011.

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code. Utilization of these capital loss carryovers were limited during the year ended July 31, 2005 in accordance with income tax regulations.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2005, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed
	Long-term
Overdistributed	Capital	Unrealized	Capital Loss
Ordinary Income	Gain	Appreciation	Carryovers

$84,622	$28,910,572	$285,060,458	$339,525,189

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2005	2004

Ordinary Income	$ 11,088,833	$ 3,646,509
Long-term Capital Gain	41,429,221	30,284,778

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included

25

NOTES TO FINANCIAL STATEMENTS continued

in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended July 31, 2005, the Fund had average borrowings outstanding of $6,140 at a rate of 3.80% and paid interest of $233.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen

26

NOTES TO FINANCIAL STATEMENTS continued

Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund), a series of Evergreen Equity Trust, as of July 31, 2005, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Fundamental Large Cap Fund as of July 31, 2005, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 21, 2005

28

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate capital gain distributions of $41,429,221 for the fiscal year ended July 31, 2005.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2005 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2005, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2005 year-end tax information will be reported to you on your 2005 Form 1099-DIV, which shall be provided to you in early 2006.

29

This page left intentionally blank

30

This page left intentionally blank

31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice);
Trustee	Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England;
DOB: 10/23/1934	Director, The Francis Ouimet Society; Former Director, Health Development Corp.
Term of office since: 1991	(fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc.
Other directorships: None	(investment advice); Former Director, Executive Vice President and Treasurer, State Street
Research & Management Company (investment advice)

Shirley L. Fulton	Principal occupations: Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner,
Trustee	Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge,
DOB: 1/10/1952	26th Judicial District, Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust
Trustee	(education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College;
DOB: 10/23/1938	Former Chairman of the Board, Director, and Executive Vice President, The London Harness
Term of office since: 1974	Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Mentor Funds and Cash Resource Trust
Other directorships: None

Dr. Leroy Keith, Jr.	Principal occupations: Partner, Stonington Partners, Inc. (private equity firm); Trustee,
Trustee	The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director,
DOB: 2/14/1939	Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board
Term of office since: 1983	and Chief Executive Officer, Carson Products Company (manufacturing); Former Director,
Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Other directorships: Trustee, The
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Principal occupations: Manager of Commercial Operations, SMI Steel Co. – South Carolina
Trustee	(steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director,
DOB: 7/14/1939	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Principal occupations: Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior
Trustee	Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director,
DOB: 8/26/1955	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	Principal occupations: President, Richardson, Runden LLC (executive recruitment business
Trustee	development/consulting company); Consultant, Kennedy Information, Inc. (executive
DOB: 9/19/1941	recruitment information and research company); Consultant, AESC (The Association of
Term of office since: 1982	Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising);
Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR
Other directorships: None	International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.;
Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director,
Trustee	Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health
DOB: 6/2/1947	Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and
Term of office since: 1984	Cash Resource Trust
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Principal occupations: Director and Chairman, Branded Media Corporation (multi-media
Trustee	branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943	Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee,
Trustee	Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA;
DOB: 8/11/1939	Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association;
Term of office since: 1993	Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.;
Other directorships: None	Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2]	Principal occupations: Member and Former President, North Carolina Securities Traders
Trustee	Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees
DOB: 12/12/1937	of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Carol Kosel[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.
Treasurer
DOB: 12/25/1963
Term of office since: 1999

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[4]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office. Each Trustee oversees 87 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $249 billion in assets under management as of June 30, 2005 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.
- **Excellence**—We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.
- **Experience**—Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.
- **Commitment**—We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the sixth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2004, Evergreen was ranked fourth overall out of 38 participating companies.

567509 rv2 9/2005

Evergreen Investments
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

567509 rv2 9/2005

Evergreen Small Cap Value Fund AR

Evergreen

SMALL CAP VALUE FUND

Annual Report
as of July 31, 2005

Evergreen Investments
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
24	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
25	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2005, Evergreen Investment Management Company, LLC.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2005

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Small Cap Value Fund, which covers the twelve-month period ended July 31, 2005.

Over the past twelve months, the U.S. equity markets had to contend, once again, with a variety of challenges. Moderating economic growth, tighter monetary policy, rising oil prices, slower profit growth, the Presidential election, and terrorism all combined at various times throughout the year to increase market volatility. Throughout this turbulent market action, our equity portfolio teams focused on their investment disciplines and the long-term fundamentals, rather than short-term volatility, when making their portfolio decisions. We continue to believe that this strict adherence to the fundamentals, particularly relative to earnings and interest rates, will enable our clients to best achieve their long-term investment goals.

Throughout the investment period, the U.S. economy frequently sent mixed signals to the financial markets. The bottom line was that economic growth was still good; it was just no longer great. We believed that the breadth of output, including more moderate levels of personal consumption and capital investment, would lend credibility to the sustainability of the expansion. Yet as the period progressed, Gross Domestic Product growth had clearly moderated and the economy generated a variety of conflicting reports. For example, it was not uncommon for a given month to generate a larger than expected rise in retail sales, while at the same time experiencing a drop in consumer confidence. Though the markets were often rattled by these incongruities, we believed that this was characteristic of the transition from recovery to expansion within the economic cycle. Indeed, the rate of growth in GDP had moderated

1

LETTER TO SHAREHOLDERS continued

from approximately 5% on a year-over-year basis at the start of the period to less than 4% at the investment period’s conclusion.

Despite this moderation in output, the Federal Reserve maintained its strategy of gradually higher interest rates. Since monetary policy had been stimulative for most of the prior three years, central bankers were determined in their efforts to prevent inflation, raising their target for the federal funds rate by twenty-five basis points at every policy meeting over the past year. Yet long-term interest rates continued to decline and the extent of the yield curve’s flattening had monetary officials referring to the phenomenon as a “conundrum.” Though lower market interest rates improved equity valuations, Wall Street’s confusion over the yield curve’s message often pressured stocks. Many believed that the flattening yield curve presaged an economic downturn, while others believed it simply portrayed the market’s comfort with the Fed’s hold on the threat of long-term inflation. Given our forecast for more moderate levels of growth in consumption and investment supporting the expansion, we took the more favorable view of the yield curve’s message. Higher oil prices would likely serve to dampen output, in our opinion, and we believed the absence of threatening wage growth would enable the Federal Reserve to continue its less stimulative, rather than more restrictive, path for monetary policy.

Similar to the transition in economic growth, our equity analysts prepared for a transition to more moderate, though still solid, levels of growth in corporate profits. Indeed, after having climbed by approximately 20% in 2004, our equity portfolio managers positioned their portfolios for corporate earnings to rise in the range of 8%-10% during 2005. Earnings were better than forecasted, though, due to the improved operating leverage on corporate income statements, driven by the major cost cutting programs at many companies and the dramatic refinancing of corporate debt over the past few years. The anticipated deceleration in profit growth further renewed the desire for income, enabling the value style of investing to outperform growth. Yet the strong cash flows in many growth industries combined with new fiscal incentives to increase payouts to generate

2

LETTER TO SHAREHOLDERS continued

improved returns within the growth style towards the end of the investment period. Small and mid-cap stocks outperformed large caps during the investment period, but we look for many bigger corporations to gather strength in the coming quarters, as the market has historically rewarded those companies with market share, scale, brand identity, cash, and international presence as the economic cycle matures.

We continue to look for market growth to approach profit growth, with total returns being enhanced by the improving trend for dividends. As always, we continue to recommend a fully diversified, long-term approach for equity investors.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a detailed Q & A interview with the portfolio managers for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our Web site.

Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing SEC actions involving the Evergreen Funds.

3

FUND AT A GLANCE

as of July 31, 2005

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Sub-Advisor:

• J.L. Kaplan Associates, LLC

Portfolio Managers:

• James L. Kaplan, Ph.D.
• Paul Weisman
• Regina B. Wiedenski

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2005.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/30/1997
	Class A	Class B	Class C	Class I
Class inception date	7/31/1998	4/25/2003	4/25/2003	12/30/1997

Nasdaq symbol	ESKAX	ESKBX	ESKCX	ESKIX

Average annual return*

1-year with sales charge	17.22%	18.49%	22.53%	N/A

1-year w/o sales charge	24.39%	23.49%	23.53%	24.76%

5-year	13.69%	14.70%	14.95%	15.44%

Since portfolio inception	10.85%	12.04%	12.05%	12.36%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class A prior to 4/25/2003 is based on the performance of the shares of the fund’s predecessor fund, Undiscovered Managers Small Cap Value Fund, and prior to its inception, on the Institutional shares, the original class offered by the fund’s predecessor fund. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class Historical performance for Class I prior to 4/25/2003 is based on the performance of the Institutional shares of the fund’s predecessor fund. The historical returns for Classes A, B and C have not been to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A, 0.35% for Investor and 1.00% for Classes B and C. Class I and Institutional shares do not pay a 12b-1 fee. If these fees been reflected, returns for Classes B and C would have been lower while returns for Class A would been different.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Small Cap Value Fund Class A shares, versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 24.39% for the twelve-month period ended July 31, 2005, excluding any applicable sales charges. During the same period, the Russell 2000 Value Index (Russell 2000 Value) returned 26.72% .

The fund seeks long-term growth of capital.

During a period in which small cap value stocks posted excellent results, the fund had strong absolute performance, despite trailing the benchmark Russell 2000 Value Index. While overall stock selection was successful, the fund’s relative performance was held back by underweight positions in two industries that performed well during the period: utilities and real estate investment trusts (REITs).

The fund had particularly strong results from our energy selections. Four of our five major energy holdings had total returns of 60% or better, led by Vintage Petroleum, an independent oil and gas company. Other energy selections that did especially well included: Superior Energy Services, an oil drilling equipment leasing company, and Encore Acquisition and Forest Oil, two independent exploration and production companies. Other positive contributors included HCC Holdings, which provides property and casualty and other insurance products to commercial customers, and Granite Construction, a broad-based construction firm which benefited from increased building activity in the California economy. Bookseller Barnes & Noble and WCI Communities, a developer of luxury homes, primarily in the Florida market, also had excellent results.

Although REITs and utilities performed well during the year, we maintained an underweight in them because companies in those industries tended not to meet the criteria of our investment discipline, which emphasizes corporations with strong balance sheets and high returns on equities. At period’s end, we remained underweight in those industries because of our continued lack of confidence in their long-term prospects. The fund’s cash position also held back performance relative to the Russell 2000 Value Index during a period when stocks in the index rose by more than 25%. While overall stock selection in general was successful, the fund did have some disappointments. Furniture Brands International, parent of Thomasville Furniture, fell as it faced stiff price competition from foreign companies. Smithfield Foods, the nation’s largest pork producer, faced declining pork prices and saw its stock valuation fall. Another disappointment was C&D Technologies, a manufacturer of back-up batteries for a variety of technology products, which encountered declining demand.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005. Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective is nonfundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2005, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005 to July 31, 2005.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	2/1/2005	7/31/2005	Period*

Actual
Class A	$ 1,000.00	$ 1,091.52	$ 7.93
Class B	$ 1,000.00	$ 1,087.52	$11.70
Class C	$ 1,000.00	$ 1,087.92	$11.70
Class I	$ 1,000.00	$ 1,092.93	$ 6.54
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,017.21	$ 7.65
Class B	$ 1,000.00	$ 1,013.59	$11.28
Class C	$ 1,000.00	$ 1,013.59	$11.28
Class I	$ 1,000.00	$ 1,018.55	$ 6.31

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.53% for Class A, 2.26% for Class B, 2.26% for Class C and 1.26% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,			Year Ended August 31,

CLASS A	2005	2004	2003[1,2]	2002[2]	2001[2]	2000[2]

Net asset value, beginning of period	$ 20.94	$ 18.50	$ 16.72	$ 17.51	$14.89	$13.52

Income from investment operations
Net investment loss (loss)	(0.12)	(0.07)	(0.10)	(0.14)	(0.06)	(0.06)
Net realized and unrealized gains or losses on investments	5.04	3.02	1.91	(0.16)	3.46	1.61

Total from investment operations	4.92	2.95	1.81	(0.30)	3.40	1.55

Distributions to shareholders from
Net realized gains	(1.41)	(0.51)	(0.03)	(0.49)	(0.78)	(0.18)

Net asset value, end of period	$ 24.45	$ 20.94	$ 18.50	$ 16.72	$17.51	$14.89

Total return[3]	24.39%[4]	16.16%	10.86%	(1.76%)	23.94%	11.65%

Ratios and supplemental data
Net assets, end of period (thousands)	$100,763	$66,878	$35,905	$26,335	$8,922	$5,179
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.53%	1.60%	1.76%[5]	1.75%	1.75%	1.75%
Expenses excluding waivers/reimbursements
and expense reductions	1.53%	1.60%	1.81%[5]	1.86%	2.04%	2.37%
Net investment income (loss)	(0.59%)	(0.54%)	(0.70%)[5]	(0.80%)	(0.38%)	(0.48%)
Portfolio turnover rate	56%	43%	27%	31%	52%	58%

1 For the eleven months ended July 31, 2003. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 2003.
2 Effective at the close of business on April 25, 2003, the Fund acquired the net assets of Undiscover ed Managers Small Cap Value Fund (“Undiscovered Managers Fund”). Undiscovered Managers Fund was the accounting and performance survivor in this transactio n. The financial highlights for the periods prior to April 28, 2003 are those of Investor Class shares of Undiscovered Managers Fund.
3 Excluding applicable sales charges
4 Total return increased 0.16% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.
5 Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2005	2004	2003[1]

Net asset value, beginning of period	$ 21.11	$18.76	$16.21

Income from investment operations
Net investment income (loss)	(0.22)	(0.12)	(0.06)[2]
Net realized and unrealized gains or losses on investments	5.00	2.98	2.61

Total from investment operations	4.78	2.86	2.55

Distributions to shareholders from
Net realized gains	(1.41)	(0.51)	0

Net asset value, end of period	$ 24.48	$21.11	$18.76

Total return[3]	23.49%[4]	15.45%	15.73%

Ratios and supplemental data
Net assets, end of period (thousands)	$11,086	$5,663	$ 163
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.24%	2.25%	2.47%[5]
Expenses excluding waivers/reimbursements and expense reductions	2.24%	2.25%	2.47%
Net investment income (loss)	(1.29%)	(1.20%)	(1.40%)[5]
Portfolio turnover rate	56%	43%	27%

1 For the period from April 25, 2003 (commencem ent of class operations), to July 31, 2003.
2 Net investment income (loss) per share is based on average shares outstanding during the period.
3 Excluding applicable sales charges
4 Total return increased 0.15% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.
5 Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2005	2004	2003[1]

Net asset value, beginning of period	$ 21.12	$18.77	$16.21

Income from investment operations
Net investment income (loss)	(0.20)	(0.12)	(0.05)[2]
Net realized and unrealized gains or losses on investments	4.99	2.98	2.61

Total from investment operations	4.79	2.86	2.56

Distributions to shareholders from
Net realized gains	(1.41)	(0.51)	0

Net asset value, end of period	$ 24.50	$21.12	$18.77

Total return[3]	23.53%[4]	15.44%	15.79%

Ratios and supplemental data
Net assets, end of period (thousands)	$11,976	$5,510	$ 11
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.24%	2.25%	2.39%[5]
Expenses excluding waivers/reimbursements and expense reductions	2.24%	2.25%	2.39%[5]
Net investment income (loss)	(1.30%)	(1.20%)	(1.29%)[5]
Portfolio turnover rate	56%	43%	27%

1 For the period from April 25, 2003 (commencem ent of class operations), to July 31, 2003.
2 Net investment income (loss) per share is based on average shares outstanding during the period.
3 Excluding applicable sales charges
4 Total return increased 0.15% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.
5 Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,			Year Ended August 31,

CLASS I	2005	2004	2003[1,2]	2002[2]	2001[2]	2000[2]

Net asset value, beginning of period	$ 21.36	$ 18.80	$ 16.94	$ 17.67	$ 14.97	$ 13.54

Income from investment operations
Net investment income (loss)	(0.07)	(0.05)	(0.05)	(0.08)	0	0
Net realized and unrealized gains or losses on investments	5.17	3.12	1.94	(0.16)	3.48	1.61

Total from investment operations	5.10	3.07	1.89	(0.24)	3.48	1.61

Distributions to shareholders from
Net investment income	0	0	0	0	0[3]	0[3]

Net realized gains	(1.41)	(0.51)	(0.03)	(0.49)	(0.78)	(0.18)

Total distributions to shareholders	(1.41)	(0.51)	(0.03)	(0.49)	(0.78)	(0.18)

Net asset value, end of period	$ 25.05	$ 21.36	$ 18.80	$ 16.94	$ 17.67	$ 14.97

Total return	24.76%[4]	16.55%	11.19%	(1.40%)	24.37%	12.08%

Ratios and supplemental data
Net assets, end of period (thousands)	$335,601	$216,778	$154,397	$108,157	$73,217	$29,171
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.24%	1.26%	1.40%[5]	1.40%	1.40%	1.40%
Expenses excluding waivers/reimbursements
and expense reductions	1.24%	1.26%	1.45%[5]	1.51%	1.69%	1.90%
Net investment income (loss)	(0.30%)	(0.21%)	(0.35%)[5]	(0.45%)	(0.03%)	0.00%
Portfolio turnover rate	56%	43%	27%	31%	52%	58%

1 For the eleven months ended July 31, 2003. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 2003.
2 Effective at the close of business on April 25, 2003, the Fund acquired the net assets of Undiscover ed Managers Small Cap Value Fund (“Undiscovered Managers Fund”). Undiscovered Managers Fund was the accounting and performance survivor in this transactio n. The financial highlights for the periods prior to April 28, 2003 are those of Institutional Class shares of Undiscovered Managers Fund.
3 Amount represents less than $0.005 per share.
4 Total return increased 0.14% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.
5 Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

July 31, 2005

	Shares	Value

COMMON STOCKS 91.2%
CONSUMER DISCRETIONARY 15.2%
Auto Components 1.9%
BorgWarner, Inc.	155,000	$9,016,350

Hotels, Restaurants & Leisure 1.3%
Intrawest Corp.	250,000	6,130,000

Household Durables 2.1%
WCI Communities, Inc. *	280,000	9,508,800

Media 3.3%
Cadmus Communications Corp.	235,000	4,777,573
Citadel Broadcasting Corp. *	300,000	3,684,000
Cumulus Media, Inc., Class A *	300,000	3,786,000
Journal Register Co. *	150,000	2,793,000

		15,040,573

Specialty Retail 6.6%
Aeropostale, Inc. *	115,000	3,432,750
Claire’s Stores, Inc.	550,000	13,975,500
Foot Locker, Inc.	375,000	9,375,000
Group 1 Automotive, Inc. *	118,300	3,435,432

		30,218,682

CONSUMER STAPLES 2.7%
Food Products 2.1%
Chiquita Brands International, Inc.	210,000	6,337,800
Smithfield Foods, Inc. *	135,300	3,534,036

		9,871,836

Household Products 0.6%
Spectrum Brands, Inc. *	90,000	2,790,000

ENERGY 9.9%
Energy Equipment & Services 3.9%
Maverick Tube Corp. *	205,200	6,806,484
Superior Energy Services, Inc. *	525,000	11,203,500

		18,009,984

Oil, Gas & Consumable Fuels 6.0%
Cimarex Energy Co. *	150,000	6,291,000
Forest Oil Corp. *	260,000	11,637,600
Vintage Petroleum, Inc.	270,000	9,485,100

		27,413,700

FINANCIALS 17.6%
Commercial Banks 6.9%
Alabama National BanCorp.	49,405	3,426,237
AmericanWest Bancorp. *	54,700	1,252,630
First State Bancorp.	192,000	4,262,400
Prosperity Bancshares, Inc.	190,000	5,852,000

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks continued
Sky Financial Group, Inc.	300,000	$8,544,000
South Financial Group, Inc.	285,000	8,253,600

		31,590,867

Consumer Finance 0.7%
Cash America International, Inc.	150,000	3,123,000

Insurance 7.2%
Bristol West Holdings, Inc.	420,000	7,694,400
HCC Insurance Holdings, Inc.	427,500	11,850,300
Hilb, Rogal & Hobbs Co.	144,000	4,880,160
RenaissanceRe Holdings, Ltd.	63,000	2,831,220
RLI Corp.	120,000	5,712,000

		32,968,080

Real Estate 0.9%
First Industrial Realty Trust, Inc. REIT	100,000	4,128,000

Thrifts & Mortgage Finance 1.9%
Radian Group, Inc.	55,000	2,836,900
Webster Financial Corp.	125,000	6,025,000

		8,861,900

HEALTH CARE 7.4%
Health Care Providers & Services 7.4%
Coventry Health Care, Inc. *	225,000	15,914,250
Owens & Minor, Inc.	290,000	8,595,600
Pediatrix Medical Group, Inc. *	122,000	9,567,240

		34,077,090

INDUSTRIALS 23.2%
Aerospace & Defense 0.7%
Herley Industries, Inc. *	160,000	3,126,400

Air Freight & Logistics 2.2%
Pacer International, Inc. *	400,000	10,136,000

Building Products 0.7%
American Woodmark Corp.	95,800	3,373,118

Commercial Services & Supplies 3.2%
Banta Corp.	120,000	5,728,800
United Stationers, Inc. *	170,000	8,814,500

		14,543,300

Construction & Engineering 1.6%
Granite Construction, Inc.	210,000	7,186,200

Electrical Equipment 1.2%
Ametek, Inc.	140,000	5,768,000

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery 10.1%
AGCO Corp. *	365,000	$7,551,850
Barnes Group, Inc.	230,000	7,829,200
Bucyrus International, Inc.	235,000	10,015,700
Commercial Vehicle Group, Inc. *	230,000	5,421,100
Kennametal, Inc.	30,400	1,444,912
Pentair, Inc.	170,000	6,828,900
Wabash National Corp.	340,000	7,313,400

		46,405,062

Marine 1.5%
Kirby Corp. *	140,000	6,741,000

Road & Rail 2.0%
Yellow Roadway Corp. *	175,000	9,259,250

INFORMATION TECHNOLOGY 9.1%
Electronic Equipment & Instruments 5.6%
Aeroflex, Inc. *	650,000	6,292,000
Arrow Electronics, Inc. *	350,000	10,507,000
Benchmark Electronics, Inc. *	275,000	8,800,000

		25,599,000

IT Services 1.3%
Perot Systems Corp., Class A *	410,000	5,772,800

Semiconductors & Semiconductor Equipment 2.2%
International Rectifier Corp. *	220,000	10,351,000

MATERIALS 6.1%
Chemicals 3.7%
Cytec Industries, Inc.	250,400	11,363,152
Scotts Miracle-Gro Co., Class A *	70,000	5,488,000

		16,851,152

Containers & Packaging 1.2%
AptarGroup, Inc.	115,000	5,732,750

Paper & Forest Products 1.2%
Schweitzer-Mauduit International, Inc.	208,800	5,460,120

Total Common Stocks (cost $323,804,873)		419,054,014

SHORT-TERM INVESTMENTS 8.7%
MUTUAL FUND SHARES 8.7%
Evergreen Institutional Money Market Fund ø (cost $39,711,670)	39,711,670	39,711,670

Total Investments (cost $363,516,543) 99.9%		458,765,684
Other Assets and Liabilities 0.1%		660,455

Net Assets 100.0%		$459,426,139

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2005

*     Non-income producing security
ø    Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

REIT    Real Estate Investment Trust

The following table shows the percent of total long-term investments by sector as of July 31, 2005:

Industrials	25.4%
Financials	19.3%
Consumer Discretionary	16.7%
Energy	10.8%
Information Technology	10.0%
Health Care	8.1%
Materials	6.7%
Consumer Staples	3.0%

100.0%

See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

Assets
Investments in securities, at value (cost $323,804,873)	$419,054,014
Investments in affiliates, at value (cost $39,711,670)	39,711,670

Total investments	458,765,684
Receivable for securities sold	519,376
Receivable for Fund shares sold	341,375
Dividends receivable	234,876
Prepaid expenses and other assets	135,192

Total assets	459,996,503

Liabilities
Payable for securities purchased	217,634
Payable for Fund shares redeemed	241,041
Advisory fee payable	33,350
Distribution Plan expenses payable	3,992
Due to other related parties	17,020
Accrued expenses and other liabilities	57,327

Total liabilities	570,364

Net assets	$459,426,139

Net assets represented by
Paid-in capital	$351,536,253
Undistributed net investment loss	(3,346)
Accumulated net realized gains on investments	12,644,091
Net unrealized gains on investments	95,249,141

Total net assets	$459,426,139

Net assets consists of
Class A	$100,763,057
Class B	11,086,346
Class C	11,975,614
Class I	335,601,122

Total net assets	$459,426,139

Shares outstanding (unlimited number of shares authorized)
Class A	4,121,356
Class B	452,808
Class C	488,850
Class I	13,395,512

Net asset value per share
Class A	$24.45
Class A — Offering price (based on sales charge of 5.75%)	$25.94
Class B	$24.48
Class C	$24.50
Class I	$25.05

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Year Ended July 31, 2005

Investment income
Dividends (net of foreign withholding taxes of $2,415)	$3,177,863
Income from affiliates	445,794
Interest	3,251

Total investment income	3,626,908

Expenses
Advisory fee	3,415,161
Distribution Plan expenses
Class A	284,072
Class B	89,130
Class C	91,762
Administrative services fee	386,110
Transfer agent fees	623,138
Trustees’ fees and expenses	5,577
Printing and postage expenses	65,334
Custodian and accounting fees	101,412
Registration and filing fees	126,590
Professional fees	21,813
Interest expense	900
Other	36,210

Total expenses	5,247,209
Less: Expense reductions	(3,687)
Expense reimbursements	(86)

Net expenses	5,243,436

Net investment loss	(1,616,528)

Net realized and unrealized gains or losses on investments
Net realized gains on security transactions	17,919,707
Net increase from payments by affiliate for net losses realized
in the disposition of investments in violation of restrictions	610,499

Net realized gains on investments	18,530,206
Net change in unrealized gains or losses on investments	60,368,071

Net realized and unrealized gains or losses on investments	78,898,277

Net increase in net assets resulting from operations	$77,281,749

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2005		2004

Operations
Net investment loss		$ (1,616,528)		$ (769,116)
Net realized gains on investments		18,530,206		21,060,068
Net change in unrealized gains or losses
on investments		60,368,071		14,336,273

Net increase in net assets resulting from
operations		77,281,749		34,627,225

Distributions to shareholders from
Net realized gains
Class A		(5,136,787)		(1,113,840)
Class B		(480,471)		(34,313)
Class C		(458,598)		(28,978)
Class I		(13,226,976)		(4,920,988)

Total distributions to shareholders		(19,302,832)		(6,098,119)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,971,123	66,555,546	2,002,609	41,710,200
Class B	213,012	4,753,765	275,552	5,786,435
Class C	292,009	6,575,058	273,927	5,748,317
Class I	7,604,765	176,951,808	4,694,399	97,070,374

		254,836,177		150,315,326

Net asset value of shares issued in
reinvestment of distributions
Class A	223,313	4,812,401	51,251	994,270
Class B	20,748	450,020	1,620	31,817
Class C	17,421	378,031	1,317	25,883
Class I	523,706	11,542,489	224,644	4,434,478

		17,182,941		5,486,448

Automatic conversion of Class B shares
to Class A shares
Class A	9,602	218,771	1,373	28,835
Class B	(9,562)	(218,771)	(1,358)	(28,835)

		0		0

Payment for shares redeemed
Class A	(2,276,484)	(50,164,306)	(802,405)	(16,723,033)
Class B	(39,702)	(898,331)	(16,210)	(340,878)
Class C	(81,533)	(1,862,832)	(14,857)	(316,908)
Class I	(4,880,076)	(112,475,699)	(2,984,139)	(62,597,181)

		(165,401,168)		(79,978,000)

Net increase in net assets resulting
from capital share transactions		106,617,950		75,823,774

Total increase in net assets		164,596,867		104,352,880
Net assets
Beginning of period		294,829,272		190,476,392

End of period	$ 459,426,139		$ 294,829,272

Undistributed net investment loss		$ (3,346)		$ (1,701)

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Small Cap Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Effective at the close of business on April 8, 2005, shares of the Fund are only available for purchase by existing shareholders, including qualified retirement plans and their successor plans. In addition, members of the Fund’s portfolio management team may open new accounts after April 8, 2005.

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of

18

NOTES TO FINANCIAL STATEMENTS continued

the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses, certain distributions received from real estate investment trusts and dividends paid through share redemptions. During the year ended July 31, 2005, the following amounts were reclassified:

Paid-in capital	$2,149,236
Undistributed net investment loss	1,614,883
Accumulated net realized gains on investments	(3,764,119)

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.90% and declining to 0.70% as average daily net assets increase.

19

NOTES TO FINANCIAL STATEMENTS continued

J.L. Kaplan Associates, LLC, an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2005, EIMC reimbursed other expenses in the amount of $86.

During the period, the Fund invested in shares of another mutual fund in excess of its investment restrictions. The Fund resolved this violation by selling shares of the other mutual fund which resulted in a loss of $609,704, an impact of approximately $0.03 per share on the net asset values of each class of shares of the Fund. EIMC reimbursed the Fund for the amount of the loss and an additional $795 for advisory fees earned on the assets that were invested in the other mutual fund in excess of the Fund’s investment restrictions.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2005, the transfer agent fees were equivalent to an annual rate of 0.16% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

Effective at the close of business on April 8, 2005, the Fund paid distribution fees at a reduced rate of 0.25% of the average daily net assets for Class A shares.

For the year ended July 31, 2005, EIS received $27,072 from the sale of Class A shares and $17,272, and $5,126 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $259,824,240 and $203,590,751, respectively, for the year ended July 31, 2005.

20

NOTES TO FINANCIAL STATEMENTS continued

On July 31, 2005, the aggregate cost of securities for federal income tax purposes was $363,308,514. The gross unrealized appreciation and depreciation on securities based on tax cost was $100,991,184 and $5,534,014, respectively, with a net unrealized appreciation of $95,457,170.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2005, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-term	Unrealized
Income	Capital Gain	Appreciation

$3,009,548	$ 9,423,168	$ 95,457,170

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to real estate investment trusts. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2005	2004

Ordinary Income	$ 4,935,446	$ 3,901,408
Long-term Capital Gain	14,367,386	2,196,711

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

21

NOTES TO FINANCIAL STATEMENTS continued

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended July 31, 2005, the Fund had average borrowings outstanding of $27,311 at an average rate of 3.30% and paid interest of $900.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075,

22

NOTES TO FINANCIAL STATEMENTS continued

representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Small Cap Value Fund, a series of Evergreen Equity Trust, as of July 31, 2005, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Small Cap Value Fund as of July 31, 2005, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 21, 2005

24

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate capital gain distributions of $14,367,386 for the fiscal year ended July 31, 2005.

For corporate shareholders, 41.65% of ordinary income dividends paid during the fiscal year ended July 31, 2005 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2005, the Fund designates 57.81% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2005 year-end tax information will be reported to you on your 2005 Form 1099-DIV, which shall be provided to you in early 2006.

25

This page left intentionally blank

26

This page left intentionally blank

27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice);
Trustee	Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England;
DOB: 10/23/1934	Director, The Francis Ouimet Society; Former Director, Health Development Corp.
Term of office since: 1991	(fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc.
(investment advice); Former Director, Executive Vice President and Treasurer, State Street
Research & Management Company (investment advice)

Shirley L. Fulton	Principal occupations: Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner,
Trustee	Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge,
DOB: 1/10/1952	26th Judicial District, Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust
Trustee	(education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College;
DOB: 10/23/1938	Former Chairman of the Board, Director, and Executive Vice President, The London Harness
Term of office since: 1974	Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr.	Principal occupations: Partner, Stonington Partners, Inc. (private equity firm); Trustee,
Trustee	The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director,
DOB: 2/14/1939	Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board
Term of office since: 1983	and Chief Executive Officer, Carson Products Company (manufacturing); Former Director,
Other directorships: Trustee, The	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Principal occupations: Manager of Commercial Operations, SMI Steel Co. – South Carolina
Trustee	(steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director,
DOB: 7/14/1939	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Principal occupations: Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior
Trustee	Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director,
DOB: 8/26/1955	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	Principal occupations: President, Richardson, Runden LLC (executive recruitment business
Trustee	development/consulting company); Consultant, Kennedy Information, Inc. (executive
DOB: 9/19/1941	recruitment information and research company); Consultant, AESC (The Association of
Term of office since: 1982	Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising);
Other directorships: None	Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR
International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.;
Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director,
Trustee	Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health
DOB: 6/2/1947	Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and
Term of office since: 1984	Cash Resource Trust
Other directorships: None

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Principal occupations: Director and Chairman, Branded Media Corporation (multi-media
Trustee	branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943	Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee,
Trustee	Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA;
DOB: 8/11/1939	Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association;
Term of office since: 1993	Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.;
Other directorships: None	Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2]	Principal occupations: Member and Former President, North Carolina Securities Traders
Trustee	Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees
DOB: 12/12/1937	of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Carol Kosel[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.
Treasurer
DOB: 12/25/1963
Term of office since: 1999

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[4]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office. Each Trustee oversees 87 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.
2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $249 billion in assets under management as of June 30, 2005 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.
- **Excellence**—We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.
- **Experience**—Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.
- **Commitment**—We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858

Evergreen Investor Services 800.343.2898

For the sixth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2004, Evergreen was ranked fourth overall out of 38 participating companies.

567508 rv2 9/2005

Evergreen Investments
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

567508 rv2 9/2005

Evergreen Large Cap Value Fund

Evergreen

LARGE CAP VALUE FUND

Annual Report
as of July 31, 2005

Evergreen Investments
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
24	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
25	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2005, Evergreen Investment Management Company, LLC.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2005

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Large Cap Value Fund, which covers the twelve-month period ended July 31, 2005.

Over the past twelve months, the U.S. equity markets had to contend, once again, with a variety of challenges. Moderating economic growth, tighter monetary policy, rising oil prices, slower profit growth, the Presidential election, and terrorism all combined at various times throughout the year to increase market volatility. Throughout this turbulent market action, our equity portfolio teams focused on their investment disciplines and the long-term fundamentals, rather than short-term volatility, when making their portfolio decisions. We continue to believe that this strict adherence to the fundamentals, particularly relative to earnings and interest rates, will enable our clients to best achieve their long-term investment goals.

Throughout the investment period, the U.S. economy frequently sent mixed signals to the financial markets. The bottom line was that economic growth was still good; it was just no longer great. We believed that the breadth of output, including more moderate levels of personal consumption and capital investment, would lend credibility to the sustainability of the expansion. Yet as the period progressed, Gross Domestic Product (GDP) growth had clearly moderated and the economy generated a variety of conflicting reports. For example, it was not uncommon for a given month to generate a larger than expected rise in retail sales, while at the same time experiencing a drop in consumer confidence. Though the markets were often rattled by these incongruities, we believed that this was characteristic of the transition from recovery to expansion within the economic cycle. Indeed, the rate of growth in GDP had moderated

1

LETTER TO SHAREHOLDERS continued

from approximately 5% on a year-over-year basis at the start of the period to less than 4% at the investment period’s conclusion.

Despite this moderation in output, the Federal Reserve maintained its strategy of gradually higher interest rates. Since monetary policy had been stimulative for most of the prior three years, central bankers were determined in their efforts to prevent inflation, raising their target for the federal funds rate by twenty-five basis points at every policy meeting over the past year. Yet long-term interest rates continued to decline and the extent of the yield curve’s flattening had monetary officials referring to the phenomenon as a “conundrum.” Though lower market interest rates improved equity valuations, Wall Street’s confusion over the yield curve’s message often pressured stocks. Many believed that the flattening yield curve presaged an economic downturn, while others believed it simply portrayed the market’s comfort with the Fed’s hold on the threat of long-term inflation. Given our forecast for more moderate levels of growth in consumption and investment supporting the expansion, we took the more favorable view of the yield curve’s message. Higher oil prices would likely serve to dampen output, in our opinion, and we believed the absence of threatening wage growth would enable the Federal Reserve to continue its less stimulative, rather than more restrictive, path for monetary policy.

Similar to the transition in economic growth, our equity analysts prepared for a transition to more moderate, though still solid, levels of growth in corporate profits. Indeed, after having climbed by approximately 20% in 2004, our equity portfolio managers positioned their portfolios for corporate earnings to rise in the range of 8%-10% during 2005. Earnings were better than forecasted, though, due to the improved operating leverage on corporate income statements, driven by the major cost cutting programs at many companies and the dramatic refinancing of corporate debt over the past few years. The anticipated deceleration in profit growth further renewed the desire for income, enabling the value style of investing to outperform growth. Yet the strong cash flows in many growth industries combined with new fiscal incentives to increase payouts to generate

2

LETTER TO SHAREHOLDERS continued

improved returns within the growth style towards the end of the investment period. Small and mid-cap stocks outperformed large caps during the investment period, but we look for many bigger corporations to gather strength in the coming quarters, as the market has historically rewarded those companies with market share, scale, brand identity, cash, and international presence as the economic cycle matures.

We continue to look for market growth to approach profit growth, with total returns being enhanced by the improving trend for dividends. As always, we continue to recommend a fully diversified, long-term approach for equity investors.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a detailed Q & A interview with the portfolio managers for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our Web site.

Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing SEC actions involving the Evergreen Funds.

3

FUND AT A GLANCE

as of July 31, 2005

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Sub-Advisor:

• Grantham, Mayo, Van Otterloo & Co. LLC U.S. Active Team

Portfolio Manager:

• Edmond Choi

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2005.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 5/31/1989

	Class A	Class B	Class C	Class I
Class inception date	5/31/1989	1/6/2003	1/6/2003	1/6/2003

Nasdaq symbol	EILAX	EILBX	EILCX	EILIX

Average annual return*

1-year with sales charge	6.06%	6.57%	10.54%	N/A

1-year w/o sales charge	12.51%	11.57%	11.54%	12.60%

5-year	5.78%	6.28%	6.59%	7.09%

10-year	9.60%	10.02%	10.02%	10.28%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A. Historical performance for Class A prior to 1/6/2003 is based on the performance of the fund’s predecessor fund, GMO Pelican Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I and the predecessor fund do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

The advisor is waiving a portion of its advisory fee and reimbursing a portion of the 12b-1 fee for Class A. Had the fees not been waived or reimbursed, returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Large Cap Value Fund Class A shares, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 12.51% for the twelve-month period ended July 31, 2005, excluding any applicable sales charges. During the same period, the Russell 1000 Value Index (Russell 1000 Value) returned 19.03% .

The fund seeks long-term growth of capital.

The fund achieved good absolute performance despite lagging the benchmark Russell 1000 Value. Several issues contributed to this. One factor was the continuation of a trend where lower-quality stocks outperform the better-quality companies that we emphasize. Another factor was our de-emphasis of energy stocks relative to the index. Shortly before the period began, we moved to an underweight in energy. While we maintained positions in large, integrated energy companies, we generally avoided smaller, more highly leveraged companies, including many exploration and production and oil services corporations which performed strongly as oil and natural gas prices kept rising.

While the fund underperformed on a relative basis, we continue to have confidence in our long-term strategy of emphasizing undervalued, high-quality companies with low leverage, strong earnings and consistent profitability. We believe these companies have become even more attractively priced and offered superior long-term performance potential. As the period progressed, we have begun to see opportunities in some traditional large-cap growth funds. After underperforming traditional value stocks for almost three years, many of these growth stocks had become undervalued. We also have begun to re-assess our analysis of valuations in the energy sector in view of the prospect that energy commodity prices may permanently stay at their high levels.

The single greatest positive contributor to performance was United Health Group, the leading HMO, which continued to produce strong earnings growth and excellent stock performance. Among our consumer discretionary holdings, Federated Department Stores posted excellent results, helped by strong earnings and positive reaction to its announced merger plans with May Stores. The surge in the housing industry helped propel home builder Pulte Homes, as well as Home Depot and Lowe’s, the nation’s two leading home supply and hardware chains. Another noteworthy contributor was Altria Group, parent of Philip Morris.

Two significant detractors from performance were pharmaceutical companies Merck and Pfizer, both of which declined amid questions about the safety of leading pain medications. Other disappointments included printer company Lexmark, which experienced slowing sales growth, and financial services firm Marsh & McLennan, whose stock valuation declined amid reports of investigations into insurance brokerage practices.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005. Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective is nonfundamental and may be changed without the vote of the fund’s shareholders.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2005, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005 to July 31, 2005.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	2/1/2005	7/31/2005	Period*

Actual
Class A	$ 1,000.00	$ 1,062.51	$ 5.73
Class B	$ 1,000.00	$ 1,058.36	$ 9.90
Class C	$ 1,000.00	$ 1,058.21	$ 9.90
Class I	$ 1,000.00	$ 1,062.46	$ 4.81
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,019.24	$ 5.61
Class B	$ 1,000.00	$ 1,015.17	$ 9.69
Class C	$ 1,000.00	$ 1,015.17	$ 9.69
Class I	$ 1,000.00	$ 1,020.13	$ 4.71

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.12% for Class A, 1.94% for Class B, 1.94% for Class C and 0.94% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,			Year Ended February 28,

CLASS A	2005	2004	2003[1]	2003[2]	2002[2,3]	2001[2]

Net asset value, beginning of period	$ 10.36	$ 8.84	$ 7.76	$ 10.83	$ 11.37	$ 11.15

Income from investment operations
Net investment income (loss)	0.12	0.10[4]	0.05	0.24	0.22	0.28
Net realized and unrealized gains or losses on investments	1.17	1.51	1.21	(2.59)	0.03[5]	2.68

Total from investment operations	1.29	1.61	1.26	(2.35)	0.25	2.96

Distributions to shareholders from
Net investment income	(0.11)	(0.09)	(0.18)	(0.12)	(0.20)	(0.29)
Net realized gains	0	0	0	(0.60)	(0.59)	(2.45)

Total distributions to shareholders	(0.11)	(0.09)	(0.18)	(0.72)	(0.79)	(2.74)

Net asset value, end of period	$ 11.54	$ 10.36	$ 8.84	$ 7.76	$ 10.83	$ 11.37

Total return[6]	12.51%	18.23%	16.32%	(22.64%)	2.17%	28.99%

Ratios and supplemental data
Net assets, end of period (thousands)	$61,818	$44,423	$22,310	$17,730	$114,299	$116,067
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.12%	1.19%	1.17%[7]	0.78%	0.75%	0.75%
Expenses excluding waivers/reimbursements
and expense reductions	1.33%	1.57%	1.95%[7]	1.06%	0.94%	0.93%
Net investment income (loss)	1.15%	1.01%	1.38%[7]	1.52%	1.97%	2.34%
Portfolio turnover rate	60%	130%	56%	150%	72%	36%

1 For the five months ended July 31, 2003. The Fund changed its fiscal year end from February 28 to July 31, effective July 31, 2003.

2 Effective at the close of business on January 3, 2003, the Fund acquired the net assets of GMO Pelican Fund. GMO Pelican Fund was the accounting and performance survivor in this transaction . The financial highlights for the periods prior to January 6, 2003 are those of GMO Pelican Fund.

3 As required, effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities . The effects of this change for the year ended February 28, 2002 were a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16% . The above per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

4 Net investment income (loss) per share is based on average shares outstanding during the period.

5 The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio .

6 Excluding applicable sales charges

7 Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,
				Year Ended
CLASS B	2005	2004	2003[1]	February 28, 2003[2]

Net asset value, beginning of period	$ 10.34	$ 8.82	$ 7.76	$ 8.55

Income from investment operations
Net investment income (loss)	0.04	0.02[3]	0.01[3]	0[3]
Net realized and unrealized gains or losses on investments	1.15	1.51	1.20	(0.79)

Total from investment operations	1.19	1.53	1.21	(0.79)

Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.15)	0

Net asset value, end of period	$ 11.51	$ 10.34	$ 8.82	$ 7.76

Total return[4]	11.57%	17.33%	15.71%	(9.24%)

Ratios and supplemental data
Net assets, end of period (thousands)	$25,751	$19,835	$5,790	$1,174
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.94%	2.05%	2.14%[5]	2.15%[5]
Expenses excluding waivers/reimbursements and expense reductions	2.11%	2.41%	2.91%[5]	2.15%[5]
Net investment income (loss)	0.33%	0.15%	0.34%[5]	0.13%[5]
Portfolio turnover rate	60%	130%	56%	150%

1 For the five months ended July 31, 2003. The Fund changed its fiscal year end from February 28 to July 31, effective July 31, 2003.

2 For the period from January 6, 2003 (commencement of class operations), to February 28, 2003.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,
				Year Ended
CLASS C	2005	2004	2003[1]	February 28, 2003[2]

Net asset value, beginning of period	$ 10.35	$ 8.83	$ 7.76	$8.55

Income from investment operations
Net investment income (loss)	0.04	0.01[3]	0.01[3]	0[3]
Net realized and unrealized gains or losses on investments	1.15	1.52	1.20	(0.79)

Total from investment operations	1.19	1.53	1.21	(0.79)

Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.14)	0

Net asset value, end of period	$ 11.52	$ 10.35	$ 8.83	$7.76

Total return[4]	11.54%	17.33%	15.73%	(9.24%)

Ratios and supplemental data
Net assets, end of period (thousands)	$11,827	$10,860	$2,824	$ 144
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.94%	2.05%	2.16%[5]	2.14%[5]
Expenses excluding waivers/reimbursements and expense reductions	2.11%	2.41%	2.93%[5]	2.14%[5]
Net investment income (loss)	0.35%	0.15%	0.29%[5]	0.25%[5]
Portfolio turnover rate	60%	130%	56%	150%

1 For the five months ended July 31, 2003. The Fund changed its fiscal year end from February 28 to July 31, effective July 31, 2003.

2 For the period from January 6, 2003 (commencement of class operations), to February 28, 2003.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,
				Year Ended
CLASS I	2005	2004	2003[1]	February 28, 2003[2]

Net asset value, beginning of period	$ 10.36	$ 8.84	$ 7.76	$8.55

Income from investment operations
Net investment income (loss)	0.13[3]	0.12[3]	0.09	0.01[3]
Net realized and unrealized gains or losses on investments	1.17	1.50	1.17	(0.80)

Total from investment operations	1.30	1.62	1.26	(0.79)

Distributions to shareholders from
Net investment income	(0.13)	(0.10)	(0.18)	0

Net asset value, end of period	$ 11.53	$10.36	$ 8.84	$7.76

Total return	12.60%	18.36%	16.36%	(9.24%)

Ratios and supplemental data
Net assets, end of period (thousands)	$46,279	$6,316	$ 476	$ 136
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.94%	1.06%	1.14%[4]	1.21%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.11%	1.42%	1.91%[4]	1.21%[4]
Net investment income (loss)	1.18%	1.15%	1.34%[4]	1.09%[4]
Portfolio turnover rate	60%	130%	56%	150%

1 For the five months ended July 31, 2003. The Fund changed its fiscal year end from February 28 to July 31, effective July 31, 2003.

2 For the period from January 6, 2003 (commencement of class operations), to February 28, 2003.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

July 31, 2005

	Shares	Value

COMMON STOCKS 95.2%
CONSUMER DISCRETIONARY 21.5%
Auto Components 0.7%
Johnson Controls, Inc.	17,400	$999,456

Hotels, Restaurants & Leisure 0.6%
Applebee’s International, Inc. (p)	33,900	898,689

Household Durables 3.1%
Centex Corp.	9,700	717,606
KB Home	11,100	909,201
Pulte Homes, Inc.	16,700	1,563,454
Ryland Group, Inc. (p)	5,600	452,480
Standard Pacific Corp. (p)	8,600	820,354

		4,463,095

Media 3.5%
News Corp., Class A	95,900	1,570,842
Time Warner, Inc. *	36,000	612,720
Viacom, Inc., Class B	61,900	2,073,031
Walt Disney Co.	31,800	815,352

		5,071,945

Multi-line Retail 3.5%
Dollar General Corp.	120,600	2,450,592
Federated Department Stores, Inc.	35,000	2,655,450

		5,106,042

Specialty Retail 7.8%
Bed Bath & Beyond, Inc. *	32,100	1,473,390
Home Depot, Inc.	141,500	6,156,665
Lowe’s Companies, Inc.	56,500	3,741,430

		11,371,485

Textiles, Apparel & Luxury Goods 2.3%
Jones Apparel Group, Inc.	47,800	1,461,246
Liz Claiborne, Inc.	45,900	1,909,899

		3,371,145

CONSUMER STAPLES 9.7%
Beverages 0.4%
Molson Coors Brewing Co., Class B (p)	9,100	570,570

Food & Staples Retailing 2.6%
Kroger Co. *	73,400	1,456,990
SUPERVALU, Inc.	64,100	2,269,140

		3,726,130

Food Products 2.6%
Dean Foods Co. *	42,300	1,510,110
Sara Lee Corp.	117,300	2,337,789

		3,847,899

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Household Products 1.7%
Kimberly-Clark Corp.	37,800	$2,410,128

Tobacco 2.4%
Altria Group, Inc.	52,900	3,542,184

ENERGY 3.2%
Oil, Gas & Consumable Fuels 3.2%
Chevron Corp.	10,300	597,503
ConocoPhillips	30,400	1,902,736
Exxon Mobil Corp.	30,600	1,797,750
Marathon Oil Corp.	6,028	351,794

		4,649,783

FINANCIALS 22.6%
Capital Markets 1.7%
Lehman Brothers Holdings, Inc.	11,200	1,177,456
Morgan Stanley	25,200	1,336,860

		2,514,316

Commercial Banks 3.2%
Bank of America Corp.	49,700	2,166,920
National City Corp.	38,300	1,413,653
Wells Fargo & Co.	17,000	1,042,780

		4,623,353

Consumer Finance 2.9%
Capital One Financial Corp.	18,400	1,518,000
MBNA Corp.	83,500	2,100,860
Providian Financial Corp. *	33,300	629,370

		4,248,230

Diversified Financial Services 2.0%
Citigroup, Inc.	66,700	2,901,450

Insurance 11.0%
Allstate Corp.	54,700	3,350,922
Ambac Financial Group, Inc.	17,800	1,278,752
American International Group, Inc.	27,000	1,625,400
Chubb Corp.	4,800	426,336
CNA Financial Corp. * (p)	50,700	1,521,507
Hartford Financial Services Group, Inc.	21,700	1,748,369
Marsh & McLennan Cos.	29,100	843,027
MetLife, Inc.	36,400	1,788,696
Old Republic International Corp.	76,100	1,998,386
Protective Life Corp.	21,700	945,252
Torchmark Corp.	8,400	439,068

		15,965,715

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Thrifts & Mortgage Finance 1.8%
Radian Group, Inc.	25,300	$1,304,974
Washington Mutual, Inc.	32,800	1,393,344

		2,698,318

HEALTH CARE 14.4%
Health Care Providers & Services 3.0%
CIGNA Corp.	12,400	1,323,700
Health Net, Inc., Class A *	19,100	741,080
Pharmaceutical Product Development, Inc. * (p)	12,600	721,098
UnitedHealth Group, Inc.	30,000	1,569,000

		4,354,878

Pharmaceuticals 11.4%
Johnson & Johnson	90,200	5,769,192
Merck & Co., Inc.	109,100	3,388,646
Pfizer, Inc.	210,400	5,575,600
Wyeth	41,100	1,880,325

		16,613,763

INDUSTRIALS 3.1%
Aerospace & Defense 0.8%
United Technologies Corp.	22,200	1,125,540

Commercial Services & Supplies 1.0%
Cendant Corp.	70,100	1,497,336

Industrial Conglomerates 1.3%
General Electric Co.	55,400	1,911,300

INFORMATION TECHNOLOGY 11.4%
Computers & Peripherals 7.3%
Dell, Inc. *	124,500	5,038,515
Hewlett-Packard Co.	143,300	3,528,046
Lexmark International, Inc., Class A *	24,900	1,561,230
QLogic Corp. *	17,100	530,955

		10,658,746

Electronic Equipment & Instruments 0.7%
Ingram Micro, Inc., Class A *	55,300	1,030,792

IT Services 1.2%
First Data Corp.	44,200	1,818,388

Software 2.2%
Microsoft Corp.	123,100	3,152,591

MATERIALS 1.1%
Chemicals 1.1%
Ashland, Inc.	25,500	1,566,975

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 5.8%
Diversified Telecommunication Services 5.8%
BellSouth Corp.	95,500	$2,635,800
SBC Communications, Inc.	169,600	4,146,720
Verizon Communications, Inc.	46,600	1,595,118

		8,377,638

UTILITIES 2.4%
Electric Utilities 1.1%
American Electric Power Co., Inc.	40,900	1,582,830

Multi-Utilities 1.3%
Sempra Energy	45,600	1,938,000

Total Common Stocks (cost $127,781,640)		138,608,710

SHORT-TERM INVESTMENTS 7.5%
MUTUAL FUND SHARES 7.5%
Evergreen Institutional Money Market Fund ø	6,833,467	6,833,467
Navigator Prime Portfolio (p)(p)	4,151,716	4,151,716

Total Short-Term Investments (cost $10,985,183)		10,985,183

Total Investments (cost $138,766,823) 102.7%		149,593,893
Other Assets and Liabilities (2.7%)		(3,918,826)

Net Assets 100.0%		$145,675,067

(p)	All or a portion of this security is on loan.
* Non-income producing security
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(p)(p)	Represents investment of cash collateral received from securities on loan.

The following table shows the percent of total long-term investments by sector as of July 31, 2005:

Financials	23.8%
Consumer Discretionary	22.6%
Health Care	15.1%
Information Technology	12.0%
Consumer Staples	10.2%
Telecommunication Services	6.1%
Energy	3.3%
Industrials	3.3%
Utilities	2.5%
Materials	1.1%

100.0%

See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

Assets
Investments in securities, at value (cost $131,933,356)
including $4,042,252 of securities loaned	$142,760,426
Investments in affiliates, at value (cost $6,833,467)	6,833,467

Total investments	149,593,893
Initial margin deposit	59,850
Receivable for Fund shares sold	99,147
Dividends receivable	237,328
Receivable for securities lending income	176
Prepaid expenses and other assets	23,041

Total assets	150,013,435

Liabilities
Payable for Fund shares redeemed	142,636
Payable for securities on loan	4,151,716
Payable for daily variation margin on open futures contracts	7,505
Advisory fee payable	6,846
Distribution Plan expenses payable	2,337
Due to other related parties	914
Accrued expenses and other liabilities	26,414

Total liabilities	4,338,368

Net assets	$145,675,067

Net assets represented by
Paid-in capital	$139,394,396
Undistributed net investment income	169,103
Accumulated net realized losses on investments	(4,732,572)
Net unrealized gains on investments	10,844,140

Total net assets	$145,675,067

Net assets consists of
Class A	$61,817,757
Class B	25,751,182
Class C	11,826,893
Class I	46,279,235

Total net assets	$145,675,067

Shares outstanding (unlimited number of shares authorized)
Class A	5,359,026
Class B	2,238,181
Class C	1,026,716
Class I	4,012,096

Net asset value per share
Class A	$11.54
Class A — Offering price (based on sales charge of 5.75%)	$12.24
Class B	$11.51
Class C	$11.52
Class I	$11.53

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Year Ended July 31, 2005

Investment income
Dividends	$2,408,858
Income from affiliates	127,635
Interest	2,135
Securities lending	1,004

Total investment income	2,539,632

Expenses
Advisory fee	793,661
Distribution Plan expenses
Class A	114,736
Class B	236,484
Class C	117,369
Administrative services fee	113,081
Transfer agent fees	203,808
Trustees’ fees and expenses	1,999
Printing and postage expenses	32,215
Custodian and accounting fees	32,811
Registration and filing fees	60,510
Professional fees	18,283
Other	3,564

Total expenses	1,728,521
Less: Expense reductions	(1,354)
Fee waivers and expense reimbursements	(211,927)

Net expenses	1,515,240

Net investment income	1,024,392

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	2,465,730
Futures contracts	182,908

Net realized gains on investments	2,648,638
Net change in unrealized gains or losses on investments	8,784,886

Net realized and unrealized gains or losses on investments	11,433,524

Net increase in net assets resulting from operations	$12,457,916

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2005		2004

Operations
Net investment income		$1,024,392		$424,091
Net realized gains on investments		2,648,638		7,226,559
Net change in unrealized gains or
losses on investments		8,784,886		440,957

Net increase in net assets resulting
from operations		12,457,916		8,091,607

Distributions to shareholders from
Net investment income
Class A		(550,391)		(299,760)
Class B		(53,622)		(12,556)
Class C		(25,104)		(8,084)
Class I		(312,054)		(47,600)

Total distributions to shareholders		(941,171)		(368,000)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,718,080	18,570,873	2,483,624	24,573,585
Class B	786,667	8,473,343	1,550,266	15,245,166
Class C	252,495	2,699,412	878,864	8,568,567
Class I	3,989,207	44,619,212	643,274	6,114,130

		74,362,840		54,501,448

Net asset value of shares issued in
reinvestment of distributions
Class A	45,759	503,531	27,399	276,251
Class B	4,512	49,144	1,127	11,544
Class C	1,905	20,723	709	7,164
Class I	25,087	279,151	1,753	17,925

		852,549		312,884

Automatic conversion of Class B
shares to Class A shares
Class A	89,004	979,546	42,287	417,743
Class B	(89,228)	(979,546)	(42,377)	(417,743)

		0		0

Payment for shares redeemed
Class A	(781,468)	(8,569,146)	(789,938)	(7,609,533)
Class B	(382,288)	(4,158,377)	(246,634)	(2,445,397)
Class C	(276,953)	(3,013,428)	(150,022)	(1,527,615)
Class I	(611,733)	(6,749,351)	(89,404)	(922,686)

		(22,490,302)		(12,505,231)

Net increase in net assets resulting
from capital share transactions		52,725,087		42,309,101

Total increase in net assets		64,241,832		50,032,708
Net assets
Beginning of period		81,433,235		31,400,527

End of period	$ 145,675,067			$81,433,235

Undistributed net investment income		$169,103		$85,882

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Large Cap Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

18

NOTES TO FINANCIAL STATEMENTS continued

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

19

NOTES TO FINANCIAL STATEMENTS continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.50% as average daily net assets increase.

Grantham, Mayo, Van Otterloo & Co. LLC is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2005, EIMC waived its advisory fee in the amount of $192,785 and reimbursed other expenses in the amount of $19. In addition, EIMC reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $19,123.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2005, the transfer agent fees were equivalent to an annual rate of 0.18% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended July 31, 2005, EIS received $24,689 from the sale of Class A shares and $63,957, and $1,831 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $114,257,849 and $64,051,190, respectively, for the year ended July 31, 2005.

20

NOTES TO FINANCIAL STATEMENTS continued

At July 31, 2005, the Fund had open futures contracts outstanding as follows:

Initial
		Contract	Value at	Unrealized
Expiration	Contracts	Amount	July 31, 2005	Gain

September 2005	19 S&P 500 Index	$ 1,160,076	$ 1,177,146	$ 17,070

During the year ended July 31, 2005, the Fund loaned securities to certain brokers. At July 31, 2005, the value of securities on loan and the value of collateral amounted to $4,042,252 and $4,151,716, respectively.

On July 31, 2005, the aggregate cost of securities for federal income tax purposes was $139,656,035. The gross unrealized appreciation and depreciation on securities based on tax cost was $13,105,612 and $3,167,754, respectively, with a net unrealized appreciation of $9,937,858.

As of July 31, 2005, the Fund had $3,826,290 in capital loss carryovers for federal income tax purposes expiring in 2011.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2005, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryovers

$ 169,103	$ 9,937,858	$ 3,826,290

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid were $941,171 and $368,000 of ordinary income for the years ended July 31, 2005 and July 31, 2004, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses

21

NOTES TO FINANCIAL STATEMENTS continued

incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended July 31, 2005, the Fund had no borrowings under this agreement.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account.

22

NOTES TO FINANCIAL STATEMENTS continued

Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Large Cap Value Fund, a series of Evergreen Equity Trust, as of July 31, 2005, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Large Cap Value Fund as of July 31, 2005, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 21, 2005

24

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100.00% of ordinary income dividends paid during the fiscal year ended July 31, 2005 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2005, the Fund designates 100.00% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2005 year-end tax information will be reported to you on your 2005 Form 1099-DIV, which shall be provided to you in early 2006.

25

This page left intentionally blank

26

This page left intentionally blank

27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice);
Trustee	Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England;
DOB: 10/23/1934	Director, The Francis Ouimet Society; Former Director, Health Development Corp.
Term of office since: 1991	(fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc.
(investment advice); Former Director, Executive Vice President and Treasurer, State Street
Research & Management Company (investment advice)

Shirley L. Fulton	Principal occupations: Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner,
Trustee	Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge,
DOB: 1/10/1952	26th Judicial District, Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust
Trustee	(education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College;
DOB: 10/23/1938	Former Chairman of the Board, Director, and Executive Vice President, The London Harness
Term of office since: 1974	Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr.	Principal occupations: Partner, Stonington Partners, Inc. (private equity firm); Trustee,
Trustee	The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director,
DOB: 2/14/1939	Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board
Term of office since: 1983	and Chief Executive Officer, Carson Products Company (manufacturing); Former Director,
Other directorships: Trustee, The	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Principal occupations: Manager of Commercial Operations, SMI Steel Co. – South Carolina
Trustee	(steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director,
DOB: 7/14/1939	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Principal occupations: Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior
Trustee	Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director,
DOB: 8/26/1955	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	Principal occupations: President, Richardson, Runden LLC (executive recruitment business
Trustee	development/consulting company); Consultant, Kennedy Information, Inc. (executive
DOB: 9/19/1941	recruitment information and research company); Consultant, AESC (The Association of
Term of office since: 1982	Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising);
Other directorships: None	Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR
International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.;
Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director,
Trustee	Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health
DOB: 6/2/1947	Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and
Term of office since: 1984	Cash Resource Trust
Other directorships: None

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Principal occupations: Director and Chairman, Branded Media Corporation (multi-media
Trustee	branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943	Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee,
Trustee	Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA;
DOB: 8/11/1939	Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association;
Term of office since: 1993	Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.;
Other directorships: None	Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2]	Principal occupations: Member and Former President, North Carolina Securities Traders
Trustee	Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees
DOB: 12/12/1937	of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Carol Kosel[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.
Treasurer
DOB: 12/25/1963
Term of office since: 1999

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[4]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office. Each Trustee oversees 87 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $249 billion in assets under management as of June 30, 2005 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.
- **Excellence**—We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.
- **Experience**—Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.
- **Commitment**—We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858

Evergreen Investor Services 800.343.2898

For the sixth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2004, Evergreen was ranked fourth overall out of 38 participating companies.

567600 rv2 9/2005

Evergreen Investments
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

567600 rv2 9/2005

Evergreen Special Values Fund

Evergreen

SPECIAL VALUES FUND

Annual Report
as of July 31, 2005

Evergreen Investments
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
29	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
30	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2005, Evergreen Investment Management Company, LLC.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2005

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Special Values Fund, which covers the twelve-month period ended July 31, 2005.

Over the past twelve months, the U.S. equity markets had to contend, once again, with a variety of challenges. Moderating economic growth, tighter monetary policy, rising oil prices, slower profit growth, the Presidential election, and terrorism all combined at various times throughout the year to increase market volatility. Throughout this turbulent market action, our equity portfolio teams focused on their investment disciplines and the long-term fundamentals, rather than short-term volatility, when making their portfolio decisions. We continue to believe that this strict adherence to the fundamentals, particularly relative to earnings and interest rates, will enable our clients to best achieve their long-term investment goals.

Throughout the investment period, the U.S. economy frequently sent mixed signals to the financial markets. The bottom line was that economic growth was still good; it was just no longer great. We believed that the breadth of output, including more moderate levels of personal consumption and capital investment, would lend credibility to the sustainability of the expansion. Yet as the period progressed, Gross Domestic Product (GDP) growth had clearly moderated and the economy generated a variety of conflicting reports. For example, it was not uncommon for a given month to generate a larger than expected rise in retail sales, while at the same time experiencing a drop in consumer confidence. Though the markets were often rattled by these incongruities, we believed that this was characteristic of the transition from recovery to expansion within the economic cycle. Indeed, the rate of growth in GDP had moderated from approximately 5% on a

LETTER TO SHAREHOLDERS continued

year-over-year basis at the start of the period to less than 4% at the investment period’s conclusion.

Despite this moderation in output, the Federal Reserve maintained its strategy of gradually higher interest rates. Since monetary policy had been stimulative for most of the prior three years, central bankers were determined in their efforts to prevent inflation, raising their target for the federal funds rate by twenty-five basis points at every policy meeting over the past year. Yet long-term interest rates continued to decline and the extent of the yield curve’s flattening had monetary officials referring to the phenomenon as a “conundrum.” Though lower market interest rates improved equity valuations, Wall Street’s confusion over the yield curve’s message often pressured stocks. Many believed that the flattening yield curve presaged an economic downturn, while others believed it simply portrayed the market’s comfort with the Fed’s hold on the threat of long-term inflation. Given our forecast for more moderate levels of growth in consumption and investment supporting the expansion, we took the more favorable view of the yield curve’s message. Higher oil prices would likely serve to dampen output, in our opinion, and we believed the absence of threatening wage growth would enable the Federal Reserve to continue its less stimulative, rather than more restrictive, path for monetary policy.

Similar to the transition in economic growth, our equity analysts prepared for a transition to more moderate, though still solid, levels of growth in corporate profits. Indeed, after having climbed by approximately 20% in 2004, our equity portfolio managers positioned their portfolios for corporate earnings to rise in the range of 8%-10% during 2005. Earnings were better than forecasted, though, due to the improved operating leverage on corporate income statements, driven by the major cost cutting programs at many companies and the dramatic refinancing of corporate debt over the past few years. The anticipated deceleration in profit growth further renewed the desire for income, enabling the value style of investing to outperform growth. Yet the strong cash flows in many growth industries combined with new fiscal incentives to increase payouts to generate improved returns within the

LETTER TO SHAREHOLDERS continued

growth style towards the end of the investment period. Small and mid-cap stocks outperformed large caps during the investment period, but we look for many bigger corporations to gather strength in the coming quarters, as the market has historically rewarded those companies with market share, scale, brand identity, cash, and international presence as the economic cycle matures.

We continue to look for market growth to approach profit growth, with total returns being enhanced by the improving trend for dividends. As always, we continue to recommend a fully diversified, long-term approach for equity investors.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a detailed Q & A interview with the portfolio managers for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our Web site.

Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing SEC actions involving the Evergreen Funds.

FUND AT A GLANCE

as of July 31, 2005

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• James M. Tringas, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2005.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 5/7/1993

	Class A	Class B	Class C	Class I	Class R
Class inception date	5/7/1993	3/26/1999	12/12/2000	7/23/1996	10/10/2003

Nasdaq symbol	ESPAX	ESPBX	ESPCX	ESPIX	ESPRX

Average annual return*

1-year with sales charge	18.36%	19.69%	23.66%	N/A	N/A

1-year w/o sales charge	25.55%	24.69%	24.66%	25.91%	25.32%

5-year	15.00%	15.30%	15.62%	16.69%	16.29%

10-year	15.56%	15.72%	15.86%	16.38%	16.20%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and I prior to 6/17/2002 are based on the performance of Classes A, B, C and Y of the fund’s predecessor fund, Wachovia Special Values Fund. The historical returns shown for Classes B, C, I and R prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C, I and R have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Classes I and Y do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B, C and R would have been lower, while returns for Class I would have been higher.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Special Values Fund Class A shares, versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 25.55% for the twelve-month period ended July 31, 2005, excluding any applicable sales charges. During the same period, the Russell 2000 Value Index (Russell 2000 Value) returned 26.72% .

The fund seeks growth of capital.

A positive backdrop helped small cap value stocks record strong gains throughout the fiscal year. At the start of the period in August 2004, small-cap value stocks were relatively attractively priced. At the same time, long-term interest rates had begun to decline again and the economy appeared to be regaining strength, particularly in the real estate and consumer-related industries. Corporations were able to continue to generate high margins and healthy free cash flows. As a consequence, stock prices began rising and they continued their ascent for the remainder of the fiscal year.

Throughout the fiscal year, we kept the fund’s sector weightings close to those of the benchmark Russell 2000 Value Index, although we did underweight financial stocks, especially banks and real estate investment trusts (REITs). For the period, performance was generally in line with the Russell 2000 Value Index even though we continued to pursue a relatively low-risk strategy with a focus on higher-quality corporations during a period when lower-quality stocks did well.

We generally had good stock selection, especially in the financial services and information technology sectors. Among our financial holdings, the fund’s largest position for most of the period, Investment Technology Group, was the top contributor. The company, which executes trades for institutions and other large investors, recovered from a depressed stock price following the return of its founder as CEO. Within the information technology sector, Intergraph, another large fund holding, had especially strong results. This company, which owns a large amount of intellectual property relating to technology, was successful in a number of patent infringement lawsuits against large technology companies. Other top-performers included: Quanex, which manufactures specialty engineered steel and aluminum products for the auto and steel industries; Per-Se Technologies, which provides billing and other financial management services to health care institutions; and Allete, a Minnesota-based utility company that benefited from the strong real estate market in Florida, where it has large land holdings.

Our underweighting in REITs held back performance, as that industry did well during the period. In addition, several individual investments were disappointing. Kellwood, a manufacturer of clothing apparel, was affected by consolidation in the retailing industry as well as by low-cost competition from China. Technitrol, which makes electrical components used in automobiles, cell phones and small appliances, also was hurt by declining margins because of competition from China.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005. Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective is nonfundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2005, and subject to change.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005 to July 31, 2005.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	2/1/2005	7/31/2005	Period*

Actual
Class A	$ 1,000.00	$ 1,115.53	$ 7.03
Class B	$ 1,000.00	$ 1,111.74	$10.79
Class C	$ 1,000.00	$ 1,111.53	$10.84
Class I	$ 1,000.00	$ 1,117.28	$ 5.56
Class R	$ 1,000.00	$ 1,114.47	$ 8.23
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,018.15	$ 6.71
Class B	$ 1,000.00	$ 1,014.58	$10.29
Class C	$ 1,000.00	$ 1,014.53	$10.34
Class I	$ 1,000.00	$ 1,019.54	$ 5.31
Class R	$ 1,000.00	$ 1,017.01	$ 7.85

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class
(1.34% for Class A, 2.06% for Class B, 2.07% for Class C, 1.06% for Class I and 1.57% for
Class R), multiplied by the average account value over the period, multiplied by 181 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,				Year Ended November 30,

CLASS A	2005	2004	2003	2002[1,2]	2001[1]	2000[1]

Net asset value, beginning of period	$ 25.16	$ 20.62	$ 18.09	$ 20.29	$ 16.53	$ 16.03

Income from investment operations
Net investment income (loss)	0.35	0	(0.02)	0.01	0.16[3]	0.22[3]
Net realized and unrealized gains or losses	5.87	4.54	3.12	(0.97)	3.97	1.08
on investments

Total from investment operations	6.22	4.54	3.10	(0.96)	4.13	1.30

Distributions to shareholders from
Net investment income	(0.18)	0	0	(0.10)	(0.24)	(0.28)
Net realized gains	(1.17)	0	(0.57)	(1.14)	(0.13)	(0.52)

Total distributions to shareholders	(1.35)	0	(0.57)	(1.24)	(0.37)	(0.80)

Net asset value, end of period	$ 30.03	$ 25.16	$ 20.62	$ 18.09	$ 20.29	$ 16.53

Total return[4]	25.55%	22.02%	17.63%	(5.23%)	25.43%	8.52%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,161,899	$659,114	$375,118	$81,516	$76,469	$62,486
Ratios to average net assets
Expenses including waivers/reimbursements
but expense excluding reductions	1.35%	1.37%	1.24%	1.19%[5]	1.20%	1.21%
Expenses excluding waivers/reimbursements
and expense reductions	1.40%	1.45%	1.36%	1.24%[5]	1.20%	1.21%
Net investment income (loss)	1.36%	(0.01%)	(0.13%)	0.08%[5]	0.84%	1.38%
Portfolio turnover rate	42%	38%	45%	32%	45%	42%

[1] Effective at the close of business on June 14, 2002, the Fund acquired the net assets of Wachovia Special Values Fund. Wachovia
Special Values Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to June 17, 2002 are those of Class A shares of Wachovia Special Values Fund.
[2] For the eight months ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.
[3] Net investment income (loss) per share is based on average shares outstanding during the period.
[4] Excluding applicable sales charges
[5] Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,				Year Ended November 30,

CLASS B	2005	2004	2003	2002[1,2]	2001[1]	2000[1]

Net asset value, beginning of period	$ 24.54	$ 20.26	$ 17.92	$ 20.10	$ 16.40	$ 15.99

Income from investment operations
Net investment income (loss)	0.15	(0.16)	(0.19)[3]	(0.11)[3]	0[3]	0.10[3]
Net realized and unrealized gains or losses	5.73	4.44	3.10	(0.92)	3.96	1.08
on investments

Total from investment operations	5.88	4.28	2.91	(1.03)	3.96	1.18

Distributions to shareholders from
Net investment income	0	0	0	(0.01)	(0.13)	(0.25)
Net realized gains	(1.17)	0	(0.57)	(1.14)	(0.13)	(0.52)

Total distributions to shareholders	(1.17)	0	(0.57)	(1.15)	(0.26)	(0.77)

Net asset value, end of period	$ 29.25	$ 24.54	$ 20.26	$ 17.92	$ 20.10	$ 16.40

Total return[4]	24.69%	21.13%	16.79%	(5.67%)	24.42%	7.74%

Ratios and supplemental data
Net assets, end of period (thousands)	$211,594	$202,069	$159,896	$2,967	$1,153	$427
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	2.06%	2.06%	2.02%	1.95%[5]	1.95%	1.96%
Expenses excluding waivers/reimbursements
and expense reductions	2.11%	2.14%	2.12%	2.00%[5]	1.95%	1.96%
Net investment income (loss)	0.62%	(0.71%)	(0.99%)	(0.68%)[5]	0.02%	0.61%
Portfolio turnover rate	42%	38%	45%	32%	45%	42%

[1] Effective at the close of business on June 14, 2002, the Fund acquired the net assets of Wachovia Special Values Fund. Wachovia
Special Values Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to June 17, 2002 are those of Class B shares of Wachovia Special Values Fund.
[2] For the eight months ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.
[3] Net investment income (loss) per share is based on average shares outstanding during the period.
[4] Excluding applicable sales charges
[5] Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,				Year Ended
					November 30,
CLASS C	2005	2004	2003	2002[1,2]	2001[1,3]

Net asset value, beginning of period	$ 24.61	$ 20.31	$ 17.96	$ 20.16	$ 17.46

Income from investment operations
Net investment (income) loss	0.19	(0.14)	(0.18)[4]	(0.12)[4]	(0.01)
Net realized and unrealized gains or losses	5.70	4.44	3.10	(0.92)	3.12
on investments

Total from investment operations	5.89	4.30	2.92	(1.04)	3.11

Distributions to shareholders from
Net investment income	(0.03)	0	0	(0.02)	(0.28)
Net realized gains	(1.17)	0	(0.57)	(1.14)	(0.13)

Total distributions to shareholders	(1.20)	0	(0.57)	(1.16)	(0.41)

Net asset value, end of period	$ 29.30	$ 24.61	$ 20.31	$ 17.96	$ 20.16

Total return[5]	24.66%	21.17%	16.74%	(5.66%)	18.27%

Ratios and supplemental data
Net assets, end of period (thousands)	$151,718	$106,126	$65,833	$1,908	$367
Ratios to average net assets
Expenses including waivers/reimbursements	2.07%	2.07%	2.01%	1.95%[6]	1.95%[6]
but excluding expense reductions
Expenses excluding waivers/reimbursements	2.12%	2.15%	2.13%	2.00%[6]	1.95%[6]
and expense reductions
Net investment income (loss)	0.63%	(0.71%)	(0.95%)	(0.70%)[6]	(0.05%)[6]
Portfolio turnover rate	42%	38%	45%	32%	45%

[1] Effective at the close of business on June 14, 2002, the Fund acquired the net assets of Wachovia Special Values Fund. Wachovia
Special Values Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to
June 17, 2002 are those of Class C shares of Wachovia Special Values Fund.
[2] For the eight months ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.
[3] For the period from December 12, 2000 (commencement of class operations), to November 30, 2001.
[4] Net investment income (loss) per share is based on average shares outstanding during the period.
[5] Excluding applicable sales charges
[6] Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,				Year Ended November 30,

CLASS I	2005	2004	2003	2002[1,2]	2001[1]	2000[1]

Net asset value, beginning of period	$ 25.28	$ 20.66	$ 18.13	$ 20.34	$ 16.57	$ 16.07

Income from investment operations
Net investment income (loss)	0.44	0.07	0.04	0.05	0.20[3]	0.26[3]
Net realized and unrealized gains or losses	5.90	4.55	3.11	(0.97)	3.98	1.08
on investments

Total from investment operations	6.34	4.62	3.15	(0.92)	4.18	1.34

Distributions to shareholders from
Net investment income	(0.25)	0[4]	(0.05)	(0.15)	(0.28)	(0.32)
Net realized gains	(1.17)	0	(0.57)	(1.14)	(0.13)	(0.52)

Total distributions to shareholders	(1.42)	0	(0.62)	(1.29)	(0.41)	(0.84)

Net asset value, end of period	$ 30.20	$ 25.28	$ 20.66	$ 18.13	$ 20.34	$ 16.57

Total return	25.91%	22.39%	17.89%	(5.04%)	25.74%	8.79%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,069,191	$1,002,368	$689,126	$215,922	$198,817	$128,300
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.06%	1.06%	0.97%	0.94%[5]	0.95%	0.96%
Expenses excluding waivers/reimbursements
and expense reductions	1.11%	1.14%	1.08%	0.99%[5]	0.95%	0.96%
Net investment income (loss)	1.64%	0.30%	0.15%	0.34%[5]	1.08%	1.61%
Portfolio turnover rate	42%	38%	45%	32%	45%	42%

[1] Effective at the close of business on June 14, 2002, the Fund acquired the net assets of Wachovia Special Values Fund. Wachovia
Special Values Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to June 17, 2002 are those of Class Y shares of Wachovia Special Values Fund.
[2] For the eight months ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.
[3] Net investment income (loss) per share is based on average shares outstanding during the period.
[4] Amount represents less than $ 0.005 per share.
[5] Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS R	2005	2004[1]

Net asset value, beginning of period	$ 25.12	$ 22.01

Income from investment operations
Net investment income (loss)	0.32	(0.01)
Net realized and unrealized gains or losses on investments	5.83	3.12

Total from investment operations	6.15	3.11

Distributions to shareholders from
Net investment income	(0.21)	0
Net realized gains	(1.17)	0

Total distributions to shareholders	(1.38)	0

Net asset value, end of period	$ 29.89	$ 25.12

Total return	25.32%	14.13%

Ratios and supplemental data
Net assets, end of period (thousands)	$5,928	$ 27
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.57%	1.61%[2]
Expenses excluding waivers/reimbursements and expense reductions	1.62%	1.69%[2]
Net investment income (loss)	1.11%	(0.23%)[2]
Portfolio turnover rate	42%	38%

[1] For the period from October 10, 2003 (commencement of class operations), to July 31, 2004.
[2] Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

July 31, 2005

	Shares	Value

COMMON STOCKS 97.3%
CONSUMER DISCRETIONARY 18.7%
Auto Components 0.6%
Cooper Tire & Rubber Co. (p)	836,683	$16,834,062

Hotels, Restaurants & Leisure 5.8%
Jack In The Box, Inc. (p) *	671,024	25,532,463
La Quinta Corp. *	3,523,462	31,711,158
Lone Star Steakhouse & Saloon, Inc. (p)	797,818	23,982,409
Papa John’s International, Inc. (p) *	147,850	6,372,335
Ryan’s Restaurant Group, Inc. (p) *	1,444,774	18,825,405
Triarc Cos., Inc., Class B (p)	2,754,066	43,266,377

		149,690,147

Household Durables 3.3%
Cavco Industries, Inc. *	414,433	12,636,062
Dixie Group, Inc. (p) *	274,075	4,963,498
Ethan Allen Interiors, Inc. (p)	162,777	5,371,641
La-Z-Boy, Inc. (p)	1,229,000	16,431,730
Skyline Corp. (p)	159,538	6,700,596
Snap-On, Inc. (p)	618,524	22,687,460
Tupperware Corp. (p)	794,001	16,936,042

		85,727,029

Media 2.8%
Liberty Corp. (p)	611,178	23,622,030
ProQuest Co. (p) *	727,945	25,223,294
Valassis Communications, Inc. (p) *	428,706	16,955,322
World Wrestling Entertainment, Inc. (p)	670,583	8,241,465

		74,042,111

Specialty Retail 3.3%
Borders Group, Inc. (p)	257,439	6,387,062
Deb Shops, Inc. (p)	229,167	5,500,008
Group 1 Automotive, Inc. (p) *	215,655	6,262,621
Movie Gallery, Inc. (p)	512,342	12,849,537
Payless ShoeSource, Inc. (p) *	635,305	12,337,623
Pier 1 Imports, Inc. (p)	927,868	13,194,283
Zale Corp. (p) *	822,468	27,963,912

		84,495,046

Textiles, Apparel & Luxury Goods 2.9%
Cutter & Buck, Inc. (p)	280,813	3,642,145
Kellwood Co. (p)	1,126,023	27,373,619
Russell Corp. (p)	614,147	11,619,661
Stride Rite Corp.	1,509,856	21,137,984
Xerium Technologies, Inc.	889,790	11,077,886

		74,851,295

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES 4.9%
Food & Staples Retailing 1.9%
Casey’s General Stores, Inc. (p)	1,677,782	$36,508,536
The Topps Company, Inc. (p)	1,094,937	11,234,054

		47,742,590

Food Products 2.1%
Corn Products International, Inc. (p)	495,317	11,922,280
Del Monte Foods Co.	369,151	9,712,363
Delta & Pine Land Co. (p)	946,206	25,311,011
Tootsie Roll Industries, Inc. (p)	244,701	7,656,699

		54,602,353

Household Products 0.2%
Spectrum Brands, Inc. (p) *	167,901	5,204,931

Tobacco 0.7%
Universal Corp. (p)	391,013	18,651,320

ENERGY 6.9%
Energy Equipment & Services 1.9%
Atwood Oceanics, Inc. (p) *	407,280	27,764,277
Global Industries, Ltd. (p) *	957,801	9,396,028
Tidewater, Inc. (p)	307,799	12,425,846

		49,586,151

Oil, Gas & Consumable Fuels 5.0%
Cabot Oil & Gas Corp., Class A	639,898	25,928,647
Forest Oil Corp. (p) *	556,432	24,905,896
Stone Energy Corp. (p) *	760,671	40,475,304
Whiting Petroleum Corp. (p) *	984,867	39,345,437

		130,655,284

FINANCIALS 19.7%
Capital Markets 3.5%
Apollo Investment Corp. (p)	1,071,193	19,270,762
Investment Technology Group, Inc. (p) *	1,937,861	49,647,999
Knight Capital Group, Inc. (p) *	2,460,894	19,441,062
Westwood Holdings Group, Inc.	133,899	2,544,081

		90,903,904

Commercial Banks 2.8%
BancorpSouth, Inc. (p)	255,832	5,955,769
First Citizens BancShares, Inc. (p)	175,683	29,514,744
Hancock Holdings Co. (p)	569,712	21,404,080
Mid-State Bancshares, Inc. (p)	530,818	16,391,660

		73,266,253

Consumer Finance 1.7%
MoneyGram International, Inc. (p)	2,080,869	43,781,484

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 6.7%
Assured Guaranty, Ltd. (p)	1,604,570	$38,268,994
CNA Surety Corp. (p) *	218,790	3,172,455
Endurance Specialty Holdings, Ltd.	772,785	30,138,615
Harleysville Group, Inc. (p)	461,214	10,169,769
Hilb, Rogal & Hobbs Co. (p)	255,691	8,665,368
IPC Holdings, Ltd.	673,835	27,256,626
LandAmerica Financial Group, Inc. (p)	294,676	18,470,292
Stewart Information Services Corp. (p)	651,071	30,639,401
U.S.I. Holdings Corp. (p) *	537,578	6,894,438

		173,675,958

Real Estate 2.9%
Brandywine Realty Trust REIT	188,368	6,103,123
Deerfield Triarc Capital Corp. (p) *	1,574,506	23,617,590
Forest City Enterprises, Inc. (p)	566,514	20,388,839
Post Properties, Inc. REIT (p)	641,759	25,612,602

		75,722,154

Thrifts & Mortgage Finance 2.1%
NetBank, Inc.	1,922,648	17,938,306
NewAlliance Bancshares, Inc. (p)	2,579,357	37,271,708

		55,210,014

HEALTH CARE 4.4%
Health Care Equipment & Supplies 3.2%
Analogic Corp. (p)	485,863	24,958,782
Edwards Lifesciences Corp. (p) *	187,821	8,615,349
Millipore Corp. *	183,928	11,269,269
VIASYS Healthcare, Inc. (p) *	873,453	21,696,573
West Pharmaceutical Services, Inc. (p)	606,633	16,688,474

		83,228,447

Health Care Providers & Services 0.7%
Per-Se Technologies, Inc. (p) *	801,805	18,497,641

Pharmaceuticals 0.5%
Par Pharmaceutical Companies, Inc. (p) *	491,300	11,506,246

INDUSTRIALS 17.3%
Aerospace & Defense 1.0%
GenCorp, Inc. (p) *	1,021,420	20,602,041
Ladish Co., Inc. (p) *	407,545	6,321,023

		26,923,064

Building Products 0.3%
Apogee Enterprises, Inc. (p)	449,231	7,102,342

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Commercial Services & Supplies 5.3%
Adesa, Inc.	254,976	$6,170,419
Banta Corp. (p)	486,520	23,226,465
Deluxe Corp. (p)	416,428	16,657,120
General Binding Corp. (p) *	34,173	795,206
Heidrick & Struggles International, Inc. (p) *	555,677	16,659,196
Imagistics International, Inc. (p) *	339,565	10,227,698
John H. Harland Co. (p)	1,013,393	39,147,372
Tetra Tech, Inc. (p) *	709,300	10,660,779
Viad Corp.	487,130	14,979,247

		138,523,502

Electrical Equipment 1.1%
A.O. Smith Corp. (p)	227,376	6,139,152
Genlyte Group, Inc. (p) *	429,231	22,053,889

		28,193,041

Machinery 7.2%
AGCO Corp. (p) *	485,912	10,053,519
Ampco-Pittsburgh Corp. (p)	302,058	4,225,791
Briggs & Stratton Corp. (p)	786,821	29,403,501
Crane Co. (p)	553,299	17,235,264
EnPro Industries, Inc. (p) *	363,844	11,060,857
Gardner Denver, Inc. (p) *	676,718	27,813,110
Joy Global, Inc. (p)	743,652	30,541,788
Kadant, Inc. (p) *	987,901	22,573,538
Mueller Industries, Inc.	1,052,088	30,805,137
Supreme Industries, Inc., Class A (p)	410,235	3,437,769

		187,150,274

Marine 0.3%
TBS International Ltd., Class A	800,000	8,272,000

Road & Rail 2.1%
Arkansas Best Corp. (p)	1,093,236	37,497,995
Dollar Thrifty Automotive Group, Inc. (p) *	342,596	10,723,255
RailAmerica, Inc. (p) *	538,369	6,336,603

		54,557,853

INFORMATION TECHNOLOGY 10.4%
Communications Equipment 2.4%
3Com Corp. (p) *	2,150,640	7,828,329
Belden CDT, Inc. (p)	1,586,460	35,219,412
CommScope, Inc. (p) *	996,230	16,826,325
Enterasys Networks, Inc. *	2,776,372	3,054,009

		62,928,075

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 3.2%
Adaptec, Inc. (p) *	1,388,966	$5,347,519
Advanced Digital Information Corp. (p) *	163,983	1,308,584
Brocade Communications Systems, Inc. (p) *	2,017,395	9,037,930
Electronics for Imaging, Inc. (p) *	223,794	4,715,340
Imation Corp. (p)	635,933	27,567,695
Intergraph Corp. (p) *	489,240	18,605,797
Komag, Inc. (p) *	166,208	5,897,060
Quantum Corp. (p) *	3,795,679	10,551,988

		83,031,913

Electronic Equipment & Instruments 1.4%
AVX Corp. (p)	672,819	9,190,708
Kemet Corp. (p) *	347,615	2,913,014
Technitrol, Inc. (p)	1,887,410	24,423,085

		36,526,807

IT Services 0.8%
eFunds Corp. (p) *	1,138,995	20,798,049

Semiconductors & Semiconductor Equipment 1.6%
Cabot Microelectronics Corp. (p)	171,847	5,167,439
Credence Systems Corp. (p) *	710,447	7,736,768
Lattice Semiconductor Corp. (p) *	1,573,559	8,103,829
Standard Microsystems Corp. (p) *	763,692	19,443,598

		40,451,634

Software 1.0%
Borland Software Corp. (p) *	1,455,900	9,769,089
SSA Global Technologies, Inc. *	800,510	10,526,706
Transaction Systems Architects, Inc., Class A *	265,305	7,096,909

		27,392,704

MATERIALS 10.1%
Chemicals 3.6%
A. Schulman, Inc. (p)	1,063,671	20,082,109
American Pacific Corp. (p) *	315,642	2,528,292
Arch Chemicals, Inc. (p)	862,455	22,208,216
FMC Corp. (p) *	332,748	20,124,599
H.B. Fuller Co. (p)	639,062	22,066,811
Octel Corp. (p)	410,351	7,049,830

		94,059,857

Construction Materials 1.1%
Eagle Materials, Inc. (p) *	281,555	28,915,699

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Containers & Packaging 2.7%
Owens-Illinois, Inc. *	561,918	$14,413,197
Packaging Corp. of America (p)	1,303,100	27,690,875
Rock-Tenn Co., Class A (p)	1,302,197	17,540,593
Silgan Holdings, Inc. (p)	182,705	10,492,748

		70,137,413

Metals & Mining 0.8%
Bayou Steel Corp. *	94,355	2,830,650
Quanex Corp. (p)	230,253	14,045,433
Roanoke Electric Steel Corp. (p)	251,819	4,912,989

		21,789,072

Paper & Forest Products 1.9%
Deltic Timber Corp. (p)	210,287	8,987,666
Glatfelter (p)	551,082	7,026,295
Neenah Paper, Inc. (p)	867,127	28,571,835
Schweitzer-Mauduit International, Inc. (p)	160,479	4,196,526

		48,782,322

TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 1.6%
Commonwealth Telephone Enterprises, Inc. (p) *	966,036	41,346,341

Wireless Telecommunication Services 0.3%
Leap Wireless International, Inc. *	232,469	7,218,162

UTILITIES 3.0%
Electric Utilities 2.3%
Allete, Inc. (p)	749,456	36,213,714
El Paso Electric Co. (p)	1,076,816	23,302,298

		59,516,012

Gas Utilities 0.7%
Atmos Energy Corp. (p)	635,591	18,533,834

Total Common Stocks (cost $1,942,166,338)		2,530,024,390

	Principal
	Amount	Value

CONVERTIBLE DEBENTURES 0.4%
UTILITIES 0.4%
Independent Power Producers & Energy Traders 0.4%
Calpine Corp., 7.75%, 06/01/2015 (p) (cost $8,894,000)	$ 8,894,000	8,960,705

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

SHORT-TERM INVESTMENTS 20.1%
MUTUAL FUND SHARES 20.1%
Evergreen Institutional Money Market Fund ø	59,476,054	$59,476,054
Navigator Prime Portfolio (p)(p)	464,097,473	464,097,473

Total Short-Term Investments (cost $523,573,527)		523,573,527

Total Investments (cost $2,474,633,865) 117.8%		3,062,558,622
Other Assets and Liabilities (17.8%)		(462,227,891)

Net Assets 100.0%		$2,600,330,731

(p)	All or a portion of this security is on loan.
*	Non-income producing security
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(p)(p)	Represents invesment of cash collateral received from securities on loan.

Summary of Abbreviations
REIT Real Estate Investment Trust

The following table shows the percent of total long-term investments by sector as of July 31, 2005:

Financials	20.2%
Consumer Discretionary	19.1%
Industrials	17.7%
Information Technology	10.7%
Materials	10.4%
Energy	7.1%
Consumer Staples	5.0%
Health Care	4.5%
Utilities	3.4%
Telecommunication Services	1.9%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

Assets
Investments in securities, at value (cost $2,415,157,811) including
$449,520,091 of securities loaned	$3,003,082,568
Investments in affiliates, at value (cost $59,476,054)	59,476,054

Total investments	3,062,558,622
Receivable for securities sold	3,993,513
Receivable for Fund shares sold	5,044,673
Dividends and interest receivable	2,488,069
Receivable for securities lending income	32,056
Prepaid expenses and other assets	227,722

Total assets	3,074,344,655

Liabilities
Payable for securities purchased	5,200,789
Payable for Fund shares redeemed	4,324,313
Payable for securities on loan	464,097,473
Advisory fee payable	156,052
Distribution Plan expenses payable	54,273
Due to other related parties	21,591
Accrued expenses and other liabilities	159,433

Total liabilities	474,013,924

Net assets	$2,600,330,731

Net assets represented by
Paid-in capital	$1,812,341,590
Undistributed net investment income	14,020,706
Accumulated net realized gains on investments	186,043,678
Net unrealized gains on investments	587,924,757

Total net assets	$2,600,330,731

Net assets consists of
Class A	$1,161,898,617
Class B	211,594,479
Class C	151,717,790
Class I	1,069,191,383
Class R	5,928,462

Total net assets	$2,600,330,731

Shares outstanding (unlimited number of shares authorized)
Class A	38,686,126
Class B	7,235,180
Class C	5,178,716
Class I	35,400,175
Class R	198,368

Net asset value per share
Class A	$30.03
Class A — Offering price (based on sales charge of 5.75%)	$31.86
Class B	$29.25
Class C	$29.30
Class I	$30.20
Class R	$29.89

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended July 31, 2005

Investment income
Dividends	$58,479,992
Income from affiliates	1,896,446
Securities lending	704,119

Total investment income	61,080,557

Expenses
Advisory fee	17,709,138
Distribution Plan expenses
Class A	2,524,077
Class B	2,088,846
Class C	1,309,569
Class R	15,308
Administrative services fee	2,256,701
Transfer agent fees	3,994,599
Trustees’ fees and expenses	47,618

Printing and postage expenses	281,798
Custodian and accounting fees	589,686
Registration and filing fees	334,127
Professional fees	42,021
Other	48,175

Total expenses	31,241,663
Less: Expense reductions	(21,262)
Fee waivers and expense reimbursements	(1,199,591)

Net expenses	30,020,810

Net investment income	31,059,747

Net realized and unrealized gains or losses on investments
Net realized gains on investments	215,926,990
Net change in unrealized gains or losses on investments	276,651,900

Net realized and unrealized gains or losses on investments	492,578,890

Net increase in net assets resulting from operations	$523,638,637

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2005		2004(a)

Operations
Net investment income		$31,059,747		$659,640
Net realized gains on investments		215,926,990		150,096,298
Net change in unrealized gains or
losses on investments		276,651,900		152,565,927

Net increase in net assets resulting
from operations		523,638,637		303,321,865

Distributions to shareholders from
Net investment income
Class A		(5,829,963)		0
Class C		(136,832)		0
Class I		(10,021,502)		(193,009)
Class R		(14,586)		0
Net realized gains
Class A		(34,656,681)		0
Class B		(9,409,420)		0
Class C		(5,469,093)		0
Class I		(46,287,396)		0
Class R		(49,881)		0

Total distributions to shareholders		(111,875,354)		(193,009)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	16,283,730	438,967,152	12,811,549	311,895,759
Class B	1,215,818	31,594,683	1,731,078	40,443,959
Class C	1,628,264	42,456,844	1,837,089	43,399,351
Class I	9,722,575	262,863,904	16,636,148	393,837,618
Class R	216,020	5,803,530	1,068	26,759

		781,686,113		789,603,446

Net asset value of shares issued in
reinvestment of distributions
Class A	1,482,844	38,915,580	0	0
Class B	338,739	8,597,183	0	0
Class C	171,428	4,367,309	0	0
Class I	1,479,107	39,055,384	4,731	112,242
Class R	2,232	58,552	0	0

		90,994,008		112,242

Automatic conversion of Class B
shares to Class A shares
Class A	1,185,065	32,104,865	188,022	4,569,370
Class B	(1,215,037)	(32,104,865)	(192,281)	(4,569,370)

		0		0

Payment for shares redeemed
Class A	(6,460,481)	(173,776,935)	(4,992,457)	(117,323,710)
Class B	(1,338,321)	(35,108,043)	(1,198,348)	(28,083,998)
Class C	(934,100)	(24,599,243)	(765,341)	(18,100,875)
Class I	(15,456,946)	(419,748,265)	(10,339,327)	(249,606,017)
Class R	(20,952)	(584,063)	0	0

		(653,816,549)		(413,114,600)

(a) For Class R shares, for the period from October 10, 2003 (commencement of class operations), to July 31, 2004.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended July 31,

	2005	2004

Capital share transactions continued
Net increase in net assets resulting
from capital share transactions	$218,863,572	$376,601,088

Total increase in net assets	630,626,855	679,729,944
Net assets
Beginning of period	1,969,703,876	1,289,973,932

End of period	$2,600,330,731	$1,969,703,876

Undistributed (overdistributed)
net investment income	$14,020,706	$(11,820)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Special Values Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Effective at the close of business on April 8, 2005, shares of the Fund are only available for purchase by existing shareholders, including qualified retirement plans and their successor plans. Members of the Fund’s portfolio management team may open new accounts after April 8, 2005.

The Fund offers Class A, Class B, Class C, Class R and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair

NOTES TO FINANCIAL STATEMENTS continued

value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from real estate investment trusts. During the year ended July 31, 2005, the following amounts were reclassified:

Paid-in capital	$(2,004)
Undistributed net investment income	(1,024,338)
Accumulated net realized gains on investments	1,026,342

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

NOTES TO FINANCIAL STATEMENTS continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.80% and declining to 0.75% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2005, EIMC waived its advisory fee in the amount of $1,199,123 and reimbursed other expenses in the amount of $468.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2005, the transfer agent fees were equivalent to an annual rate of 0.18% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended July 31, 2005, the Fund paid brokerage commissions of $99,172 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares, 0.50% of the average daily net assets for Class R shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

Effective at the close of business on April 8, 2005, the Fund paid distribution fees at a reduced rate of 0.25% of the average daily net assets for Class A shares.

For the year ended July 31, 2005, EIS received $235,088 from the sales of Class A shares and $377,822 and $23,315 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,087,153,720 and $922,705,286 respectively, for the year ended July 31, 2005.

NOTES TO FINANCIAL STATEMENTS continued

During the year ended July 31, 2005, the Fund loaned securities to certain brokers. At July 31, 2005, the value of securities on loan and the value of collateral amounted to $449,520,091 and $464,097,473, respectively.

On July 31, 2005 the aggregate cost of securities for federal income tax purposes was $2,475,847,365. The gross unrealized appreciation and depreciation on securities based on tax cost was $626,834,693 and $40,123,436, respectively, with a net unrealized appreciation of $586,711,257.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2005, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed
Undistributed	Long-term	Unrealized
Ordinary Income	Capital Gain	Appreciation

$31,841,936	$169,435,948	$586,711,257

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and real estate investment trusts. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2005	2004

Ordinary Income	$ 16,002,883	$0
Long-term Capital Gain	95,872,471	193,009

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses

NOTES TO FINANCIAL STATEMENTS continued

incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended July 31, 2005, the Fund had no borrowings under this agreement.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account.

NOTES TO FINANCIAL STATEMENTS continued

Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Special Values Fund, a series of Evergreen Equity Trust, as of July 31, 2005, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Special Values Fund as of July 31, 2005, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 21, 2005

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate capital gain distributions of $95,872,471 for the fiscal year ended July 31, 2005.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2005 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2005, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2005 year-end tax information will be reported to you on your 2005 Form 1099-DIV, which shall be provided to you in early 2006.

This page left intentionally blank

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice);
Trustee	Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England;
DOB: 10/23/1934	Director, The Francis Ouimet Society; Former Director, Health Development Corp.
Term of office since: 1991	(fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc.
(investment advice); Former Director, Executive Vice President and Treasurer, State Street
Research & Management Company (investment advice)

Shirley L. Fulton	Principal occupations: Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner,
Trustee	Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge,
DOB: 1/10/1952	26th Judicial District, Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust
Trustee	(education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College;
DOB: 10/23/1938	Former Chairman of the Board, Director, and Executive Vice President, The London Harness
Term of office since: 1974	Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr.	Principal occupations: Partner, Stonington Partners, Inc. (private equity firm); Trustee,
Trustee	The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director,
DOB: 2/14/1939	Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board
Term of office since: 1983	and Chief Executive Officer, Carson Products Company (manufacturing); Former Director,
Other directorships: Trustee, The	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Principal occupations: Manager of Commercial Operations, SMI Steel Co. – South Carolina
Trustee	(steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director,
DOB: 7/14/1939	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Principal occupations: Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior
Trustee	Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director,
DOB: 8/26/1955	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	Principal occupations: President, Richardson, Runden LLC (executive recruitment business
Trustee	development/consulting company); Consultant, Kennedy Information, Inc. (executive
DOB: 9/19/1941	recruitment information and research company); Consultant, AESC (The Association of
Term of office since: 1982	Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising);
Other directorships: None	Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR
International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.;
Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director,
Trustee	Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health
DOB: 6/2/1947	Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and
Term of office since: 1984	Cash Resource Trust
Other directorships: None

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Principal occupations: Director and Chairman, Branded Media Corporation (multi-media
Trustee	branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943	Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee,
Trustee	Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA;
DOB: 8/11/1939	Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association;
Term of office since: 1993	Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.;
Other directorships: None	Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2]	Principal occupations: Member and Former President, North Carolina Securities Traders
Trustee	Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees
DOB: 12/12/1937	of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Carol Kosel[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.
Treasurer
DOB: 12/25/1963
Term of office since: 1999

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[4]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1	Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office.
Each Trustee oversees 87 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees,
P.O. Box 20083, Charlotte, NC 28202.
2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the
Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.
Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

567510 rv2 9/2005

Evergreen Disciplined Value Fund

Evergreen

DISCIPLINED VALUE FUND

Annual Report
as of July 31, 2005

Evergreen Investments
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND'S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENTS OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
26	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
27	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q will be available on the SEC's Web site at http://www.sec.gov. In addition, the fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund's proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov. The fund's proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2005, Evergreen Investment Management Company, LLC.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2005

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Disciplined Value Fund, which covers the three-month period ended July 31, 2005.

Over the past twelve months, the U.S. equity markets had to contend, once again, with a variety of challenges. Moderating economic growth, tighter monetary policy, rising oil prices, slower profit growth, the Presidential election, and terrorism all combined at various times throughout the year to increase market volatility. Throughout this turbulent market action, our equity portfolio teams focused on their investment disciplines and the long-term fundamentals, rather than short-term volatility, when making their portfolio decisions. We continue to believe that this strict adherence to the fundamentals, particularly relative to earnings and interest rates, will enable our clients to best achieve their long-term investment goals.

Throughout the investment period, the U.S. economy frequently sent mixed signals to the financial markets. The bottom line was that economic growth was still good; it was just no longer great. We believed that the breadth of output, including more moderate levels of personal consumption and capital investment, would lend credibility to the sustainability of the expansion. Yet as the period progressed, GDP growth had clearly moderated and the economy generated a variety of conflicting reports. For example, it was not uncommon for a given month to generate a larger than expected rise in retail sales, while at the same time experiencing a drop in consumer confidence. Though the markets were often rattled by these incongruities, we believed that this was characteristic of the transition from recovery to expansion within the economic cycle. Indeed, the rate of growth in GDP had moderated from approximately 5% on a

1

LETTER TO SHAREHOLDERS continued

year-over-year basis at the start of the period to less than 4% at the investment period's conclusion.

Despite this moderation in output, the Federal Reserve maintained its strategy of gradually higher interest rates. Since monetary policy had been stimulative for most of the prior three years, central bankers were determined in their efforts to prevent inflation, raising their target for the federal funds rate by twenty-five basis points at every policy meeting over the past year. Yet long-term interest rates continued to decline and the extent of the yield curve's flattening had monetary officials referring to the phenomenon as a "conundrum." Though lower market interest rates improved equity valuations, Wall Street's confusion over the yield curve's message often pressured stocks. Many believed that the flattening yield curve presaged an economic downturn, while others believed it simply portrayed the market's comfort with the Fed's hold on the threat of long-term inflation. Given our forecast for more moderate levels of growth in consumption and investment supporting the expansion, we took the more favorable view of the yield curve's message. Higher oil prices would likely serve to dampen output, in our opinion, and we believed the absence of threatening wage growth would enable the Federal Reserve to continue its less stimulative, rather than more restrictive, path for monetary policy.

Similar to the transition in economic growth, our equity analysts prepared for a transition to more moderate, though still solid, levels of growth in corporate profits. Indeed, after having climbed by approximately 20% in 2004, our equity portfolio managers positioned their portfolios for corporate earnings to rise in the range of 8%-10% during 2005. Earnings were better than forecasted, though, due to the improved operating leverage on corporate income statements, driven by the major cost cutting programs at many companies and the dramatic refinancing of corporate debt over the past few years. The anticipated deceleration in profit growth further renewed the desire for income, enabling the value style of investing to outperform growth. Yet the strong cash flows in many growth industries combined with new fiscal incentives to increase payouts to generate improved returns within the

2

LETTER TO SHAREHOLDERS continued

growth style towards the end of the investment period. Small and mid-cap stocks outperformed large caps during the investment period, but we look for many bigger corporations to gather strength in the coming quarters, as the market has historically rewarded those companies with market share, scale, brand identity, cash, and international presence as the economic cycle matures.

We continue to look for market growth to approach profit growth, with total returns being enhanced by the improving trend for dividends. As always, we continue to recommend a fully diversified, long-term approach for equity investors.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a detailed Q & A interview with the portfolio managers for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our Web site.

Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing SEC actions involving the Evergreen Funds.

3

FUND AT A GLANCE

as of July 31, 2005

MANAGEMENT TEAM

Investment Advisor:
• Evergreen Investment Management Company, LLC

Portfolio Manager:
• William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 6/30/2005.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 5/8/1992

	Class A	Class B	Class C	Class I
Class inception date	3/18/2005	3/18/2005	3/18/2005	5/8/1992

Nasdaq symbol	EDSAX	EDSBX	EDSCX	EDSIX

3-month return with sales charge	1.59%	2.70%	6.44%	N/A

3-month return w/o sales charge	7.76%	7.35%	7.37%	7.65%

Average annual return*

1-year with sales charge	13.47%	15.12%	19.05%	N/A

1-year w/o sales charge	20.42%	20.01%	20.03%	20.38%

5-year	5.15%	6.02%	6.34%	6.40%

10-year	10.54%	11.16%	11.16%	11.19%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 3/21/2005 is based on the fund's predecessor fund, SouthTrust Value Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not, and the fund's predecessor fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Disciplined Value Fund Class A shares, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 7.76% for the three-month period ended July 31, 2005, excluding any applicable sales charges. During the same period, the Russell 1000 Value Index (Russell 1000 Value) returned 6.52% ..

The fund seeks long-term capital growth, with income as a secondary consideration.

Equity prices rose sharply in a generally favorable investment environment for the three-month period ending July 31, 2005. This period covers the time span from the end of the fund's previous fiscal year on April 30, 2005 to the conclusion of the fund's new fiscal year, on July 31. Investor confidence was buoyed by robust economic growth, strong earnings gains, low interest rates and modest inflation. Recognizing the strength in the economy, the U.S. Federal Reserve Board continued to focus on controlling the risks of inflation by raising short-term interest rates. In this environment, investors adjusted their expectations in line with an outlook of continued economic growth, but at a decelerating rate. They tended to place the greatest emphasis on company-specific prospects and quality of earnings. Large-cap value stocks continued to perform well and the fund outperformed the benchmark Russell 1000 Value Index during the three months. The fund uses a diversified value strategy, selecting from among large company value stocks. The investment approach relies largely on bottom-up, quantitative analysis for security selection. Traditional fundamental analysis is used to ensure the quantitative measures are relevant and to include assessments of important factors that may be difficult to quantify. Volatility and risk are explicitly managed to ensure a well diversified portfolio.

During the three months, stock selection provided most of the outperformance, led by the financials and consumer discretionary sectors. Overweight positions in IndyMac Bancorp, Inc. and First American Corp. contributed most among financials. Strong stock selection in the consumer discretionary sector was led by overweight positions in Advance Auto Parts, Inc., JC Penney Co., Inc. and Nordstrom, Inc.

While overall stock selection was positive, the lowest contributions came from selections within telecommunications and consumer staples. Within telecommunications, the decisions to underweight Alltel Corp. and Nextel Communications, Inc. detracted most from performance. Overweight positions in General Mills, Inc. and Clorox Co. detracted from performance in consumer staples. In terms of sector allocation, the overall contribution was positive, led by an underweight position in materials.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005. Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund's investment objective is nonfundamental and may be changed without a vote of the fund's shareholders.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2005, and subject to change.

5

ABOUT YOUR FUND'S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example for Class A, Class B and Class C is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 18, 2005 (commencement of class operations) to July 31, 2005. The actual expense Example for Class I is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005 to July 31, 2005. The hypothetical expense Example for each class is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005 to July 31, 2005.

The example illustrates your fund's costs in two ways:

• Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending
	Beginning	Account	Expenses
	Account	Value	Paid During
	Value	7/31/2005	Period

Actual
Class A	$ 1,000.00	$ 1,055.90	$ 4.72*
Class B	$ 1,000.00	$ 1,052.30	$ 7.48*
Class C	$ 1,000.00	$ 1,052.49	$ 8.04*
Class I	$ 1,000.00	$ 1,077.94	$ 4.69**
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,018.55	$ 6.31**
Class B	$ 1,000.00	$ 1,014.88	$ 9.99**
Class C	$ 1,000.00	$ 1,014.13	$ 10.74**
Class I	$ 1,000.00	$ 1,020.28	$ 4.56**

* For Class A, Class B and Class C shares of the Fund, expenses are equal to the annualized expense ratio of each class (1.26% for Class A, 2.00% for Class B and 2.15% for Class C),
multiplied by the average account value over the period since each class' commencement of operations (March 18, 2005), multiplied by 133 / 365 days.
** For each class of the Fund, expenses are equal to the annualized expense ratio of each class
(1.26% for Class A, 2.00% for Class B, 2.15% for Class C and 0.91% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended	Year Ended
CLASS A	July 31, 2005 [1]	April 30, 2005 [2]

Net asset value, beginning of period	$16.96	$17.35

Income from investment operations
Net investment income (loss)	0.05	0.01
Net realized and unrealized gains or losses on investments	1.08	(0.36)

Total from investment operations	1.13	(0.35)

Distributions to shareholders from
Net investment income	(0.04)	(0.04)
Net realized gains	(2.23)	0

Total distributions to shareholders	(2.27)	(0.04)

Net asset value, end of period	$15.82	$16.96

Total return [3]	7.76%	(2.01%)

Ratios and supplemental data
Net assets, end of period (thousands)	$1,617	$ 1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.26% [4]	1.11% [4]
Expenses excluding waivers/reimbursements and expense reductions	1.26% [4]	1.11% [4]
Net investment income (loss)	0.74% [4]	0.58% [4]
Portfolio turnover rate	15%	54%

1 For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2 For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

3 Excluding applicable sales charges

4 Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended	Year Ended
CLASS B	July 31, 2005 [1]	April 30, 2005 [2]

Net asset value, beginning of period	$16.97	$17.35

Income from investment operations
Net investment income (loss)	0.01 [3]	0 [3]
Net realized and unrealized gains or losses on investments	1.06	(0.34)

Total from investment operations	1.07	(0.34)

Distributions to shareholders from
Net investment income	(0.02)	(0.04)
Net realized gains	(2.23)	0

Total distributions to shareholders	(2.25)	(0.04)

Net asset value, end of period	$15.79	$16.97

Total return [4]	7.35%	(1.97%)

Ratios and supplemental data
Net assets, end of period (thousands)	$ 121	$ 5
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00% [5]	1.82% [5]
Expenses excluding waivers/reimbursements and expense reductions	2.00% [5]	1.82% [5]
Net investment income (loss)	0.16% [5]	0.10% [5]
Portfolio turnover rate	15%	54%

1 For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2 For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended	Year Ended
CLASS C	July 31, 2005 [1]	April 30, 2005 [2]

Net asset value, beginning of period	$16.97	$17.35

Income from investment operations
Net investment income (loss)	0 [3]	0
Net realized and unrealized gains or losses on investments	1.08	(0.34)

Total from investment operations	1.08	(0.34)

Distributions to shareholders from
Net investment income	(0.03)	(0.04)
Net realized gains	(2.23)	0

Total distributions to shareholders	(2.26)	(0.04)

Net asset value, end of period	$15.79	$16.97

Total return [4]	7.37%	(1.97%)

Ratios and supplemental data
Net assets, end of period (thousands)	$ 144	$ 1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.16% [5]	1.85% [5]
Expenses excluding waivers/reimbursements and expense reductions	2.16% [5]	1.85% [5]
Net investment income (loss)	(0.09%) [5]	(0.16%) [5]
Portfolio turnover rate	15%	54%

1 For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2 For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended April 30,
	Year Ended
CLASS I	July 31, 2005 1	2005 [2]	2004 [2]	2003 [2]	2002 [2]	2001 [2]

Net asset value, beginning of period	$ 16.97	$ 16.14	$ 12.30	$ 15.29	$ 17.04	$ 16.97

Income from investment operations
Net investment income (loss)	0.05	0.12	0.08	0.09	0.08	0.09
Net realized and unrealized gains or losses on investments	1.07	1.84 [3]	3.83	(2.93)	(1.45)	1.75

Total from investment operations	1.12	1.96	3.91	(2.84)	(1.37)	1.84

Distributions to shareholders from
Net investment income	(0.05)	(0.12)	(0.07)	(0.09)	(0.07)	(0.09)
Net realized gains	(2.23)	(1.01)	0	(0.06)	(0.31)	(1.68)

Total distributions to shareholders	(2.28)	(1.13)	(0.07)	(0.15)	(0.38)	(1.77)

Net asset value, end of period	$ 15.81	$ 16.97	$ 16.14	$ 12.30	$ 15.29	$ 17.04

Total return	7.65%	12.10%	31.87% [4]	(18.50%) [4]	(8.04%) [4]	12.12% [4]

Ratios and supplemental data
Net assets, end of period (thousands)	$157,238	$157,107	$313,929	$250,385	$325,965	$345,656
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.91% [5]	0.99%	0.99%	0.99%	0.98%	0.98%
Expenses excluding waivers/reimbursements
and expense reductions	0.91% [5]	1.20%	1.19%	1.19%	1.18%	1.18%
Net investment income (loss)	1.34% [5]	0.64%	0.54%	0.74%	0.49%	0.53%
Portfolio turnover rate	15%	54%	33%	37%	43%	54%

[1] For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
[2] Effective at the close of business on March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund ("SouthTrust Fund").
SouthTrust Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to March 21, 2005 are those of SouthTrust Fund.
[3] The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
[4] Excluding any sales charges applicable to SouthTrust Fund
[5] Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

July 31, 2005

	Shares	Value

COMMON STOCKS 98.6%
CONSUMER DISCRETIONARY 10.8%
Hotels, Restaurants & Leisure 1.0%
Darden Restaurants, Inc.	44,094	$1,530,062

Household Durables 1.2%
Fortune Brands, Inc.	9,369	885,839
Pulte Homes, Inc.	11,503	1,076,911

		1,962,750

Media 5.3%
Comcast Corp., Class A *	24,138	741,761
Omnicom Group, Inc.	14,435	1,225,098
Time Warner, Inc. *	168,041	2,860,058
Viacom, Inc., Class B	47,203	1,580,828
Walt Disney Co.	77,730	1,992,997

		8,400,742

Multi-line Retail 1.7%
J.C. Penney Co., Inc.	24,748	1,389,353
Nordstrom, Inc.	34,904	1,291,797

		2,681,150

Specialty Retail 1.1%
Advance Auto Parts, Inc. *	26,274	1,811,855

Textiles, Apparel & Luxury Goods 0.5%
VF Corp.	13,229	781,040

CONSUMER STAPLES 6.4%
Beverages 0.5%
Pepsi Bottling Group, Inc.	26,889	784,083

Food & Staples Retailing 2.0%
BJ's Wholesale Club, Inc. *	48,999	1,562,578
CVS Corp.	54,692	1,697,093

		3,259,671

Food Products 1.8%
Dean Foods Co. *	22,833	815,138
General Mills, Inc.	24,483	1,160,494
Tyson Foods, Inc., Class A	44,162	823,180

		2,798,812

Household Products 0.5%
Clorox Co.	14,894	831,830

Tobacco 1.6%
Altria Group, Inc.	38,089	2,550,440

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
ENERGY 14.0%
Oil, Gas & Consumable Fuels 14.0%
Amerada Hess Corp.	13,508	$1,592,053
BP plc, ADR	45,613	3,004,985
Chevron Corp.	73,139	4,242,793
ConocoPhillips	55,330	3,463,105
Exxon Mobil Corp.	109,368	6,425,370
Marathon Oil Corp.	33,140	1,934,050
Valero Energy Corp.	19,798	1,638,879

		22,301,235

FINANCIALS 31.1%
Capital Markets 3.4%
Bear Stearns Companies, Inc.	17,953	1,833,181
Goldman Sachs Group, Inc.	11,977	1,287,288
Lehman Brothers Holdings, Inc.	22,520	2,367,527

		5,487,996

Commercial Banks 5.3%
Bank of America Corp.	130,255	5,679,118
U.S. Bancorp	93,576	2,812,895

		8,492,013

Consumer Finance 0.4%
MBNA Corp.	23,672	595,588

Diversified Financial Services 7.5%
CIT Group, Inc.	42,631	1,881,732
Citigroup, Inc.	158,079	6,876,437
JPMorgan Chase & Co.	64,989	2,283,713
Principal Financial Group, Inc.	21,048	925,060

		11,966,942

Insurance 7.8%
ACE, Ltd.	28,462	1,315,229
Allstate Corp.	38,825	2,378,420
Chubb Corp.	16,088	1,428,936
First American Corp.	41,223	1,811,751
Hartford Financial Services Group, Inc.	25,691	2,069,924
St. Paul Travelers Companies, Inc.	50,771	2,234,939
XL Capital, Ltd., Class A	15,292	1,098,271

		12,337,470

Real Estate 2.3%
Equity Office Properties Trust REIT	40,782	1,445,722
HRPT Properties Trust REIT	81,960	1,056,464
Trizec Properties, Inc. REIT	53,371	1,172,561

		3,674,747

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Thrifts & Mortgage Finance 4.4%
Countrywide Financial Corp.	49,778	$1,792,008
Freddie Mac	39,770	2,516,646
IndyMac Bancorp, Inc.	33,319	1,453,041
MGIC Investment Corp.	17,326	1,188,217

		6,949,912

HEALTH CARE 8.2%
Biotechnology 0.4%
Invitrogen Corp. *	6,552	561,965

Health Care Equipment & Supplies 0.8%
Hospira, Inc. *	34,037	1,301,915

Health Care Providers & Services 2.4%
CIGNA Corp.	6,015	642,101
HCA, Inc.	24,302	1,196,874
McKesson Corp.	44,726	2,012,670

		3,851,645

Pharmaceuticals 4.6%
Johnson & Johnson	29,343	1,876,778
Merck & Co., Inc.	43,216	1,342,289
Pfizer, Inc.	156,592	4,149,688

		7,368,755

INDUSTRIALS 9.0%
Aerospace & Defense 3.6%
General Dynamics Corp.	11,354	1,307,867
Goodrich Corp.	42,197	1,866,795
Northrop Grumman Corp.	32,956	1,827,410
Precision Castparts Corp.	7,934	713,902

		5,715,974

Air Freight & Logistics 0.6%
Ryder System, Inc.	23,389	911,937

Commercial Services & Supplies 1.6%
Cendant Corp.	120,832	2,580,972

Industrial Conglomerates 0.9%
General Electric Co.	40,659	1,402,736

Machinery 1.8%
Deere & Co.	21,654	1,592,219
Paccar, Inc.	16,980	1,226,295

		2,818,514

Road & Rail 0.5%
Yellow Roadway Corp. *	16,964	897,565

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 4.4%
Communications Equipment 1.0%
Harris Corp.	22,606	$838,004
Motorola, Inc.	35,455	750,937

		1,588,941

Computers & Peripherals 1.9%
Hewlett-Packard Co.	45,597	1,122,598
International Business Machines Corp.	22,076	1,842,463

		2,965,061

IT Services 1.0%
Computer Sciences Corp. *	13,148	601,915
Fiserv, Inc. *	12,492	554,270
Sabre Holdings Corp., Class A	26,583	510,394

		1,666,579

Office Electronics 0.5%
Xerox Corp. *	54,035	713,803

MATERIALS 4.1%
Chemicals 0.8%
Eastman Chemical Co.	24,466	1,355,172

Construction Materials 1.0%
Lafarge North America, Inc.	23,697	1,653,577

Containers & Packaging 0.4%
Ball Corp.	14,789	561,242

Metals & Mining 1.0%
Phelps Dodge Corp.	14,570	1,550,976

Paper & Forest Products 0.9%
Georgia-Pacific Corp.	42,644	1,456,293

TELECOMMUNICATION SERVICES 4.0%
Diversified Telecommunication Services 4.0%
AT&T Corp.	40,878	809,384
SBC Communications, Inc.	99,002	2,420,599
Sprint Corp.	47,184	1,269,250
Verizon Communications, Inc.	52,954	1,812,615

		6,311,848

UTILITIES 6.6%
Electric Utilities 3.5%
American Electric Power Co., Inc.	30,149	1,166,766
CenterPoint Energy, Inc.	83,362	1,145,394
Edison International	40,101	1,639,329
FirstEnergy Corp.	31,720	1,579,022
Westar Energy, Inc.	412	10,024

		5,540,535

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Independent Power Producers & Energy Traders 2.2%
Constellation Energy Group, Inc.	23,989	$1,444,378
TXU Corp.	22,518	1,950,959

		3,395,337

Multi-Utilities 0.9%
Sempra Energy	34,633	1,471,902

Total Common Stocks (cost $137,444,437)		156,841,582

SHORT-TERM INVESTMENTS 1.2%
MUTUAL FUND SHARES 1.2%
Evergreen Institutional Money Market Fund ø (cost $1,970,032)	1,970,032	1,970,032

Total Investments (cost $139,414,469) 99.8%		158,811,614
Other Assets and Liabilities 0.2%		308,351

Net Assets 100.0%		$159,119,965

*	Non-income producing security
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

The following table shows the percent of total long-term investments by sector as of July 31, 2005:

Financials	31.6%
Energy	14.2%
Consumer Discretionary	11.0%
Industrials	9.1%
Health Care	8.4%
Utilities	6.6%
Consumer Staples	6.5%
Information Technology	4.4%
Materials	4.2%
Telecommunication Services	4.0%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

Assets
Investments in securities, at value (cost $137,444,437)	$156,841,582
Investments in affiliates, at value (cost $1,970,032)	1,970,032

Total investments	158,811,614
Receivable for Fund shares sold	30,221
Dividends receivable	243,856
Prepaid expenses and other assets	93,960

Total assets	159,179,651

Liabilities
Payable for Fund shares redeemed	3,363
Advisory fee payable	8,709
Distribution Plan expenses payable	56
Due to other related parties	6,017
Accrued expenses and other liabilities	41,541

Total liabilities	59,686

Net assets	$159,119,965

Net assets represented by
Paid-in capital	$138,615,386
Undistributed net investment income	136,872
Accumulated net realized gains on investments	970,562
Net unrealized gains on investments	19,397,145

Total net assets	$159,119,965

Net assets consists of
Class A	$1,617,380
Class B	121,006
Class C	143,867
Class I	157,237,712

Total net assets	$159,119,965

Shares outstanding (unlimited number of shares authorized)
Class A	102,265
Class B	7,662
Class C	9,112
Class I	9,946,731

Net asset value per share
Class A	$15.82
Class A - Offering price (based on sales charge of 5.75%)	$16.79
Class B	$15.79
Class C	$15.79
Class I	$15.81

See Notes to Financial Statements

16

STATEMENTS OF OPERATIONS

	Year Ended	Year Ended
	July 31, 2005 (a)	April 30, 2005 (b) (c)

Investment income
Dividends (net of foreign withholding taxes of $2,585 and
$37,963, respectively)	$ 859,076	$ 4,204,795
Income from affiliates	18,107	161,140

Total investment income	877,183	4,365,935

Expenses
Advisory fee	257,379	2,005,579
Distribution Plan expenses
Class A	595	0
Class B	80	2
Class C	43	1
Shareholder services fee	0	627,925
Administrative services fee	38,861	257,825
Transfer agent fees	3,231	44,835
Trustees' fees and expenses	561	10,628
Printing and postage expenses	10,610	28,885
Custodian and accounting fees	10,435	131,625
Registration and filing fees	14,981	20,410
Professional fees	16,220	26,245
Other	2,694	53,806

Total expenses	355,690	3,207,766
Less: Expense reductions	(625)	(215)
Fee waivers	0	(549,710)

Net expenses	355,065	2,657,841

Net investment income	522,118	1,708,094

Net realized and unrealized gains or losses on investments
Net realized gains on investments	1,281,018	105,583,784
Net change in unrealized gains or losses on investments	9,644,005	(67,647,248)

Net realized and unrealized gains or losses on investments	10,925,023	37,936,536

Net increase in net assets resulting from operations	$ 11,447,141	$ 39,644,630

(a) For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31,
2005.
(b) Effective at the close of business on March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund ("SouthTrust
Fund"). SouthTrust Fund was the accounting and performance survivor in this transaction. The information for the period prior to March 21, 2005 is that of SouthTrust Fund.
(c) For Classes A, B and C, for the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended		Year Ended
	July 31, 2005 (a)		April 30, 2005 (b) (c)

Operations
Net investment income		$ 522,118		$ 1,708,094
Net realized gains on investments		1,281,018		105,583,784
Net change in unrealized gains or losses
on investments		9,644,005		(67,647,248)

Net increase in net assets resulting from
operations		11,447,141		39,644,630

Distributions to shareholders from
Net investment income
Class A		(3,879)		(2)
Class B		(18)		(2)
Class C		(19)		(2)
Class I		(487,330)		(1,858,250)
Net realized gains
Class A		(2,114)		0
Class B		(660)		0
Class C		(128)		0
Class I		(20,547,776)		(18,714,802)

Total distributions to shareholders		(21,041,924)		(20,573,058)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	102,753	1,595,381	58	1,000
Class B	7,732	120,394	296	5,023
Class C	9,053	142,812	58	1,000
Class I	285,031	4,437,095	1,023,730	17,068,331

		6,295,682		17,075,354

Net asset value of shares issued in
reinvestment of distributions
Class A	178	2,646	0	0
Class B	36	538	0	0
Class C	1	17	0	0
Class I	994,538	14,619,391	1,162,287	19,924,862

		14,622,592		19,924,862

Payment for shares redeemed
Class A	(724)	(11,241)	0	0
Class B	(402)	(6,304)	0	0
Class I	(592,731)	(9,300,188)	(12,379,161)	(212,886,424)

		(9,317,733)		(212,886,424)

Net increase (decrease) in net assets
resulting from capital share transactions		11,600,541		(175,886,208)

Total increase (decrease) in net assets		2,005,758		(156,814,636)
Net assets
Beginning of period		157,114,207		313,928,843

End of period		$ 159,119,965		$ 157,114,207

Undistributed net investment income		$ 136,872		$ 106,000

(a) For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31,
2005.
(b) Effective at the close of business on March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund ("SouthTrust
Fund"). SouthTrust Fund was the accounting and performance survivor in this transaction. The information for the period prior to March 21, 2005 is that of SouthTrust Fund.
(c) For Classes A, B and C, for the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended
	April 30, 2004(a)

Operations
Net investment income		$ 1,583,570
Net realized gains on investments		14,232,711
Net change in unrealized gains or losses on investments		61,893,352

Net increase in net assets resulting from operations		77,709,633

Distributions to shareholders from
Net investment income-Class I		(1,443,201)

	Shares
Capital share transactions
Proceeds from shares sold-Class I	2,063,016	30,745,421
Net asset value of shares issued in reinvestment of distributions-Class I	66,683	977,996
Payment for shares redeemed-Class I	(3,026,690)	(44,445,629)

Net decrease in net assets resulting from capital share transactions		(12,722,212)

Total increase in net assets		63,544,220
Net assets
Beginning of period		250,384,623

End of period		$ 313,928,843

Undistributed net investment income		$ 256,162

(a) Effective at the close of business on March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund ("SouthTrust
Fund"). SouthTrust Fund was the accounting and performance survivor in this transaction. The information for the period prior to March 21, 2005 is that of SouthTrust Fund.

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Disciplined Value Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

Effective at the close of business on March 18, 2005, the net assets of SouthTrust Value Fund ("SouthTrust Fund"), a series of SouthTrust Funds, were acquired by the Fund in an exchange for shares of the Fund. Shares of SouthTrust Fund received Class I shares of the Fund. As SouthTrust Fund contributed the majority of the net assets and shareholders to the Fund, the accounting and performance history of SouthTrust Fund has been carried forward.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund's name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the

20

NOTES TO FINANCIAL STATEMENTS continued

benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Effective January 3, 2005, Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), became the investment advisor to the predecessor fund and is also currently the investment advisor to the Fund. EIMC is currently paid an annual fee starting at 0.66% and declining to 0.45% as average daily net assets increase. Prior to March 21, 2005, EIMC was paid an annual fee of 0.75% of the predecessor fund's average daily net assets.

For the three months ended July 31, 2005 and the year ended April 30, 2005, EIMC received $257,379 and $351,438, respectively, for its investment advisory services.

Prior to January 3, 2005, SouthTrust Investment Advisors served as investment advisor to the predecessor fund and was paid an annual fee of 0.75% of the predecessor fund's average daily net

21

NOTES TO FINANCIAL STATEMENTS continued

assets. During the year ended April 30, 2005, SouthTrust Investment Advisors waived its advisory fee in the amount of $47,371.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the three months ended July 31, 2005 and the year ended April 30, 2005, EIS received $38,861 and $17,979, respectively, for its administrative services.

Prior to March 21, 2005, the Federated Services Company served as the administrator to the predecessor fund and was paid a fee based on the average daily net assets of the SouthTrust funds, starting at 0.15% and declining to 0.075% as the average daily net assets increased.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. During the three months ended July 31, 2005 and the year ended April 30, 2005, ESC received $3,231 and $680, respectively, for its transfer agent services.

Prior to March 21, 2005, Boston Financial Data Services served as transfer and dividend disbursing agent for the predecessor fund and was paid a fee based on the size, type and number of accounts and transactions made by shareholders.

Prior to March 21, 2005, the predecessor fund had a shareholder services agreement with SouthTrust Investment Advisors and paid an annual fee up to 0.25% of its average daily net assets to finance certain services for shareholders and to maintain shareholder accounts. For the year ended April 30, 2005, the predecessor fund incurred a shareholder services fee in the amount of $627,925. Of this amount, SouthTrust Investment Advisors waived $502,339, which represented 0.19% of the Fund's average daily net assets.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund's shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the three months ended July 31, 2005, EIS received $422 from the sale of Class A shares.

22

NOTES TO FINANCIAL STATEMENTS continued

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were:

	Cost of	Proceeds
	Purchases	from Sales

Year Ended July 31, 2005 (a)	$ 23,244,360	$ 27,803,475
Year Ended April 30, 2005	142,137,943	162,796,481

(a)	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

On July 31, 2005, the aggregate cost of securities for federal income tax purposes was $139,414,469. The gross unrealized appreciation and depreciation on securities based on tax cost was $21,187,679 and $1,790,534, respectively, with a net unrealized appreciation of $19,397,145.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the three months ended July 31, 2005, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed
Undistributed	Long-term	Unrealized
Ordinary Income	Capital Gain	Appreciation

$136,872	$970,562	$19,397,145

Short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid was as follows:

		Year Ended April 30,
	Year Ended
	July 31, 2005 (a)	2005	2004

Ordinary Income	$ 491,246	$ 1,858,256	$1,443,201
Long-term Capital Gain	20,550,678	18,714,802	0

(a)	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included

23

NOTES TO FINANCIAL STATEMENTS continued

in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the three months ended July 31, 2005, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund's prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and

24

NOTES TO FINANCIAL STATEMENTS continued

enforcing exchange limitations as stated in the fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

13. SUBSEQUENT DISTRIBUTIONS

On September 15, 2005, the Fund declared distributions from net investment income to shareholder of record on September 14, 2005. The per share amounts payable on September 16, 2005 were as follows:

Net
Investment
Income

Class A	$ 0.0343
Class B	0.0262
Class C	0.0304
Class I	0.0538

These distributions are not reflected in the accompanying financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Disciplined Value Fund, a series of Evergreen Equity Trust, as of July 31, 2005, and the related statement of operations for the three month period ended July 31 2005 and the year ended April 30, 2005, statements of changes in net assets for the three month period ended July 31, 2005 and each of the years in the two year period ended April 30, 2005, and the financial highlights for the three month period ended July 31, 2005 and each of the years in the four year period ended April 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended April 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated June 8, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Disciplined Value Fund as of July 31, 2005, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 21, 2005

26

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate capital gain distributions of $20,550,678 for the fiscal year ended July 31, 2005.

For corporate shareholders, 93.66% of ordinary income dividends paid during the fiscal year ended July 31, 2005 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2005, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2005 year-end tax information will be reported to you on your 2005 Form 1099-DIV, which shall be provided to you in early 2006.

27

TRUSTEES AND OFFICERS

TRUSTEES [1]
Charles A. Austin III	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice);
Trustee	Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England;
DOB: 10/23/1934	Director, The Francis Ouimet Society; Former Director, Health Development Corp.
Term of office since: 1991	(fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc.
Other directorships: None	(investment advice); Former Director, Executive Vice President and Treasurer, State Street
Research & Management Company (investment advice)

Shirley L. Fulton	Principal occupations: Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner,
Trustee	Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge,
DOB: 1/10/1952	26th Judicial District, Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust
Trustee	(education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College;
DOB: 10/23/1938	Former Chairman of the Board, Director, and Executive Vice President, The London Harness
Term of office since: 1974	Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr.	Principal occupations: Partner, Stonington Partners, Inc. (private equity firm); Trustee,
Trustee	The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director,
DOB: 2/14/1939	Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board
Term of office since: 1983	and Chief Executive Officer, Carson Products Company (manufacturing); Former Director,
Other directorships: Trustee, The	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Principal occupations: Manager of Commercial Operations, SMI Steel Co. – South Carolina
Trustee	(steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director,
DOB: 7/14/1939	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Principal occupations: Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior
Trustee	Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director,
DOB: 8/26/1955	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	Principal occupations: President, Richardson, Runden LLC (executive recruitment business
Trustee	development/consulting company); Consultant, Kennedy Information, Inc. (executive
DOB: 9/19/1941	recruitment information and research company); Consultant, AESC (The Association of
Term of office since: 1982	Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising);
Other directorships: None	Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR
International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.;
Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director,
Trustee	Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health
DOB: 6/2/1947	Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and
Term of office since: 1984	Cash Resource Trust
Other directorships: None

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Principal occupations: Director and Chairman, Branded Media Corporation (multi-media
Trustee	branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943	Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee,
Trustee	Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA;
DOB: 8/11/1939	Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association;
Term of office since: 1993	Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.;
Other directorships: None	Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA [2]	Principal occupations: Member and Former President, North Carolina Securities Traders
Trustee	Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees
DOB: 12/12/1937	of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro [3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Carol Kosel [4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.
Treasurer
DOB: 12/25/1963
Term of office since: 1999

Michael H. Koonce [4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos [4]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

[1] Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office.
Each Trustee oversees 87 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees,
P.O. Box 20083, Charlotte, NC 28202.
2 Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the
Fund's investment advisor.
[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

573632   9/2005

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the 6 series of the Registrant's annual financial statements for the fiscal years ended July 31, 2005 and July 31, 2004, and fees billed for other services rendered by KPMG LLP.

	2005	2004
Audit fees	$118,401	$126,699
Audit-related fees (1)	5,100	2,077

Audit and audit-related fees	123,501	128,776
Tax fees (2)	0	3,945
All other fees	0	0

Total fees	$123,501	$132,721

(1) Audit-related fees consists principally of fees for interfund lending procedures and merger related activities.

(2) Tax fees consists of fees for tax consultation, tax compliance and tax review.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit –related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in appendix D. Permissible All Other services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Equity Trust

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: September 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: September 29, 2005

By: ________________________
Carol A. Kosel
Principal Financial Officer

Date: September 29, 2005